BofA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION
January 1, 2015

Fund
BofA California Tax-Exempt Reserves
Adviser Class Shares: NARXX	Capital Class Shares: NCAXX	Daily Class Shares: NADXX
Institutional Class Shares: NCTXX	Investor Class Shares: CFTXX	Liquidity Class Shares: CCLXX
Trust Class Shares: NATXX
BofA Cash Reserves
Adviser Class Shares: NCRXX	Capital Class Shares: CPMXX	Daily Class Shares: NSHXX
Institutional Capital Shares: BOIXX	Institutional Class Shares: NCIXX	Investor Class Shares: PCMXX
Investor II Class Shares: NPRXX	Liquidity Class Shares: NCLXX	Marsico Shares: NMOXX
Trust Class Shares: NRSXX
BofA Connecticut Municipal Reserves
Capital Class Shares: BOCXX	Investor Class Shares: BONXX	Trust Class Shares: BCRXX
BofA Government Plus Reserves
Adviser Class Shares: GGCXX	Capital Class Shares: GIGXX	Daily Class Shares: BOTXX
Institutional Capital Shares: CVTXX	Institutional Class Shares: CVIXX	Investor Class Shares: BOPXX
Investor II Class Shares: BOGXX	Liquidity Class Shares: CLQXX	Trust Class Shares: CGPXX
BofA Government Reserves
Adviser Class Shares: NGRXX	Capital Class Shares: CGCXX	Daily Class Shares: NRDXX
Institutional Capital Shares: CGGXX	Institutional Class Shares: NVIXX	Investor Class Shares: PGHXX
Investor II Class Shares: NGAXX	Liquidity Class Shares: NGLXX	Trust Class Shares: NGOXX
BofA Massachusetts Municipal Reserves
Capital Class Shares: BOMXX	Investor Class Shares: BOSXX	Trust Class Shares: BMMXX
BofA Money Market Reserves
Adviser Class Shares: NRAXX	Capital Class Shares: NMCXX	Institutional Capital Shares: CVGXX
Institutional Class Shares: NRIXX	Liquidity Class Shares: NRLXX	Trust Class Shares: NRTXX
BofA Municipal Reserves
Adviser Class Shares: NMRXX	Capital Class Shares: CAFXX	Daily Class Shares: NMDXX
Institutional Capital Shares: BORXX	Institutional Class Shares: NMIXX	Investor Class Shares: PHPXX
Liquidity Class Shares: NMLXX	Trust Class Shares: NMSXX
BofA New York Tax-Exempt Reserves
Capital Class Shares: NNYXX	Institutional Class Shares: NYIXX	Investor Class Shares: BOYXX
Trust Class Shares: NYRXX
BofA Tax-Exempt Reserves
Adviser Class Shares: NTAXX	Capital Class Shares: NRCXX	Daily Class Shares: NEDXX
Institutional Capital Shares: CXGXX	Institutional Class Shares: NEIXX	Investor Class Shares: NECXX
Liquidity Class Shares: NELXX	Trust Class Shares: NTXXX
BofA Treasury Reserves
Adviser Class Shares: NTRXX	Capital Class Shares: CPLXX	Daily Class Shares: NDLXX
Institutional Capital Shares: BOUXX	Institutional Class Shares: NTIXX	Investor Class Shares: PHGXX
Investor II Class Shares: NTSXX	Liquidity Class Shares: NTLXX	Trust Class Shares: NTTXX

This SAI is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds' prospectuses dated January 1, 2015. The most recent annual reports for the Funds, which include the Funds' audited financial statements dated August 31, 2014, are incorporated by reference into this SAI.

Copies of the Funds' current prospectuses and annual and semi-annual reports may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723, by calling BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or by visiting the BofA Funds' website at www.bofacapital.com.

SAI-0115

TABLE OF CONTENTS

SAI PRIMER	2
ABOUT THE TRUST	5
ABOUT THE FUNDS' INVESTMENTS	6
Certain Investment Activity Limits	6
Fundamental and Non-Fundamental Investment Policies	6
Permissible Investments and Related Risks	8
Financial Services Industry Exposure	19
Borrowings	19
Credit and Liquidity Enhancements	19
Disclosure of Portfolio Information	20
Certain Other Matters	22
INVESTMENT ADVISORY AND OTHER SERVICES	23
The Advisor and Investment Advisory Services	23
The Administrator	24
Pricing and Bookkeeping Services	25
The Principal Underwriter/Distributor	27
Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest	27
Certain Legal Matters	30
Other Services Provided	31
Distribution, Shareholder Servicing and Shareholder Administration Plans	31
Expense Limitations	38
Code of Ethics	39
Proxy Voting Policies and Procedures	40
Expenses Assumed/Paid by Third Parties	40
FUND GOVERNANCE	42
The Board	42
The Officers	48
BROKERAGE TRANSACTIONS AND OTHER PRACTICES	50
General Brokerage Policy, Brokerage Transactions and Broker Selection	50
Brokerage Commissions	51
Investments in Securities of Regular Broker/Dealers	51
Additional Shareholder Servicing Payments	51
Additional Financial Intermediary Payments	52
CAPITAL STOCK AND OTHER SECURITIES	55
Description of the Trust's Shares	55
PURCHASE, REDEMPTION AND PRICING OF SHARES	57
Purchase and Redemption	57
Offering Price	58
TAXATION	60
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	72
APPENDIX A—DESCRIPTIONS OF CERTAIN SECURITIES RATINGS	A-1
APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES	B-1
APPENDIX C—DESCRIPTION OF CERTAIN STATE CONDITIONS AND FACTORS	C-1

SAI PRIMER

The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.bofacapital.com, or by accessing the SEC's website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•  the organization of the Trust;

•  the Funds' investments;

•  the Funds' investment advisor and other service providers, including roles and relationships of Bank of America and its affiliates, and potential conflicts of interest;

•  the governance of the Funds;

•  the Funds' brokerage practices;

•  the share classes offered by the Funds;

•  the purchase, redemption and pricing of Fund shares; and

•  the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	BofA Advisors, LLC
Advisor	BofA Advisors, LLC
BANA	Bank of America, N.A.
Bank of America	Bank of America Corporation
Board	The Trust's Board of Trustees
BofA Funds or BofA Funds Family	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor
California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves
Cash Reserves	BofA Cash Reserves
CFST Predecessor Funds

Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves and Columbia Treasury Reserves, all of which were series of the CFST Predecessor Trust

Glossary

CFST Predecessor Trust	Columbia Funds Series Trust
Code	Internal Revenue Code of 1986, as amended
Code of Ethics	The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex

The mutual fund complex that is comprised of the open-end investment management companies advised by Columbia Management Investment Advisers, LLC or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., and prior to January 1, 2010 included the CFST Predecessor Funds

Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves
Custodian or State Street	State Street Bank and Trust Company
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor
FDIC	Federal Deposit Insurance Corporation
Financial Intermediary(ies)

A broker/dealer, bank, registered investment advisor, third-party administrator or any other financial institution or party having a selling, shareholder servicing or any similar agreement with the Transfer Agent, the Distributor and/or their affiliates

Fitch	Fitch, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust
GNMA	Government National Mortgage Association
Government Plus Reserves	BofA Government Plus Reserves
Government Reserves	BofA Government Reserves
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Money Market Reserves	BofA Money Market Reserves
Moody's	Moody's Investors Service, Inc.
Municipal Reserves	BofA Municipal Reserves
New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves
Non-Interested Trustee	A Trustee of the Board who is not an "interested person" (as defined in the 1940 Act) of the Funds
NRSRO	Nationally recognized statistical ratings organization (such as Moody's, Fitch or S&P)
REMIC	Real Estate Mortgage Investment Conduit

Glossary

S&P

Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The BofA Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the BofA Funds).

SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Tax-Exempt Reserves	BofA Tax-Exempt Reserves
Transfer Agency Agreement	The transfer, dividend disbursing and shareholders' servicing agent agreement between the Trust, on behalf of the Funds, and the Transfer Agent
Transfer Agent	Boston Financial Data Services, Inc.
Treasury Reserves	BofA Treasury Reserves
The Trust	BofA Funds Series Trust, the registered investment company in the BofA Funds Family to which this SAI relates
Trustee(s)	One or more of the Board's Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 19, 2009. On December 31, 2009, each Fund acquired all assets and assumed all liabilities of its corresponding CFST Predecessor Fund. Prior to December 31, 2009, each CFST Predecessor Fund was a series of the CFST Predecessor Trust, which was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. For periods prior to and including December 31, 2009, the performance and financial information shown for each Fund is the performance and financial information of the corresponding CFST Predecessor Fund.

On or about May 1, 2010, the respective names of the BofA Funds were changed as follows: Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves, Columbia Cash Reserves to BofA Cash Reserves, Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves, Columbia Government Plus Reserves to BofA Government Plus Reserves, Columbia Government Reserves to BofA Government Reserves, Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves, Columbia Money Market Reserves to BofA Money Market Reserves, Columbia Municipal Reserves to BofA Municipal Reserves, Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves and Columbia Treasury Reserves to BofA Treasury Reserves.

Each Fund represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves is an open-end, non-diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

ABOUT THE FUNDS' INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund's total assets) and related principal investment risks for each Fund are discussed in each Fund's prospectuses.

Certain Investment Activity Limits

From time to time, each Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed with only Board approval and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset. Accordingly, a Fund's actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.  Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2.  Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.  Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.  Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to Cash Reserves and Money Market Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.  Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.  Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.   Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.  Under normal circumstances,

•  Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•  Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•  California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state's individual income tax.

•  Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax ("Massachusetts Municipal Securities").

•  Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.  The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.  Each Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.  The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.  California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.  To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund's prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund's prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund's prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund's total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth in the table below. Each Fund's investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are each money market funds, each Fund's investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Plus Reserves	Government Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities	✓	✓	✓			✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓			✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓			✓	✓	✓	✓	✓
Derivatives	✓	✓	✓			✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓			✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓*		✓	✓	✓	✓	✓	✓*
Investments in Other Investment Companies	✓	✓	✓			✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓
Pay-in-Kind Securities	✓	✓	✓			✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓			✓	✓	✓	✓	✓

*  The only type of illiquid security in which each of Government Plus Reserves and Treasury Reserves is permitted to invest is a term repurchase agreement that matures in more than 7 days.

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Plus Reserves	Government Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Repurchase Agreements	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including, for example, investing more than 10% of the Fund's total assets in a type of security identified above that the Fund does not invest in as part of its principal investment strategies and/or holding a substantial portion of the Fund's total assets in uninvested cash. Each Fund may not achieve its investment objective while it is investing defensively.

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders.

Investments in asset-backed securities are subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker's acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers' acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. The investment risks associated with investing in bank obligations issued by a foreign branch of a domestic bank are the same as those of investing in obligations issued by the domestic parent to the extent the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its obligations for any reason.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participation and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds' procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes' maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN's credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

Derivatives are financial instruments whose values are based on (or "derived" from) traditional securities, assets, reference rates or market indices. Some forms of derivatives are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Derivatives afford leverage and, when used properly, can enhance returns. A Fund, as applicable, may use, subject to the limitations of Rule 2a-7 under the 1940 Act, derivatives traded on regulated exchanges to: (i) enhance its return; and (ii) manage the effective maturity or duration of its portfolio. A Fund's use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities.

Foreign Securities

As money market funds, Cash Reserves' and Money Market Reserves' investments in foreign securities may include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are "foreign" based on the consideration of an issuer's domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Investing in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Illiquid Securities

Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a Fund. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Consistent with Rule 2a-7 requirements, each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund's compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

Pursuant to Rule 2a-7, a Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act. In addition, each Fund is required to make investments in accordance with SEC rules and regulations that set forth the liquidity requirements for money market funds, including the requirements that a portion of a fund's total assets must convert to cash in one business day and a portion of a fund's total assets must convert to cash in five business days.

The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund's portfolio also may impact the Fund's ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated BofA Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories (for example, Guam and Puerto Rico) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including "general obligation" bonds and other securities and "revenue" bonds and other securities. General obligation bonds are secured by the issuer's full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include "moral obligation" securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation ordinarily is backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security's coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been "packaged" by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Pay-in-Kind Securities

Pay-in-kind securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as pay-in-kind securities. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Pay-in-kind security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in pay-in-kind securities is subject to certain risks, including that market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities. In addition, federal income tax law requires the holder of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other "restricted" securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time (the repurchase date) and price (representing a Fund's cost plus interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types and may include securities that the Fund is not otherwise directly permitted to purchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers, the Federal Reserve Bank and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. The Funds may enter into repurchase agreements on an overnight basis or with different term lengths, including "extendable" repurchase agreements, which have a built-in mechanism by which the repurchase date may be extended upon mutual agreement of the parties, and "evergreen" repurchase agreements, which are constant maturity instruments (i.e., extending by one day each day) until either party gives notice to the other, subject to a legal final repurchase date not to exceed 365 days. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund's right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund's rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund's rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund's ability under contract to terminate the repurchase agreement.

As noted above, a Fund may engage in repurchase agreement transactions that are collateralized by securities that the Fund is not otherwise directly permitted to purchase, such as long-term government bonds, investment-grade corporate bonds and equity securities. These collateral securities may be less liquid or more volatile than others or less liquid and more volatile than the securities that the Fund is permitted to purchase directly thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty's default and potentially resulting in the Fund owning securities that it is not otherwise permitted to purchase.

The Funds may also jointly enter into one or more repurchase agreements in accordance with current regulatory guidance. While the Funds currently intend to only enter into joint repurchase agreements that are collateralized by either U.S. Treasury securities or U.S. government agency securities, the Funds may enter into such agreements that are collateralized by other types of short-term investments.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Step-Coupon Securities

Step-coupon securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Step-coupon security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in step-coupon securities is subject to certain risks, including that market prices of step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities. In addition, federal income tax law requires the holder of certain step-coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA". S&P affirmed the short-term sovereign credit rating for the United States of America. Although the downgrade did not have a significant impact on money market funds given that S&P affirmed its top rating for U.S. short-term debt, the value of U.S. Government and related obligations held by a Fund could be adversely affected by any future downgrade of the credit rating of the U.S. Government or federal agencies or instrumentalities. See Appendix A for a description of certain security ratings.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund's portfolios.

When-Issued and Delayed Delivery Securities

When-issued and delayed delivery securities are securities purchased or sold by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Zero-Coupon Securities

Zero-coupon securities are debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Zero-coupon security holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in zero-coupon securities is subject to certain risks, including that market prices of zero-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds. In addition, federal income tax law requires the holder of zero-coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company under the Code and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Financial Services Industry Exposure

A Fund may invest in securities issued and/or backed or enhanced by companies in the financial services industry, such as banks, insurance companies and other companies principally engaged in financial services activities. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Financial services companies are subject to increasingly extensive government regulation, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge. Their profitability can, as a result, be significantly impacted. In addition, changes in the credit quality of a financial services company or such company's failure to fulfill its obligations could cause the Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit or liquidity enhancements issued or provided by such company to decline in value. Having multiple portfolio securities' credit or liquidity enhanced by the same financial services company increases the potential adverse effects on the Fund that can result from a downgrading of, or a default by, such financial services company.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds' Investments—Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33l/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the Line of Credit for a temporary or emergency purpose but may not be able to do so.

Credit and Liquidity Enhancements

A credit enhancement generally provides loss protection resulting from a default by an obligor on the underlying security or payment on assets in a pool while a liquidity enhancement generally provides advances that ensure timely receipt of payments on the underlying pool or timely payment on a put date. A credit enhancement may be provided through, for example, guarantees, letters of credit or insurance policies provided by either a sponsor or a third party and obtained by the issuer or sponsor. A liquidity enhancement may be provided by the entity administering a pool of assets, as in the case of asset-backed securities, or may be provided by an unrelated third party, as is the case of variable rate demand notes. There may not be an additional fee for a credit or liquidity enhancement, although the existence of a credit or liquidity enhancement may increase the price of a security. Credit and liquidity enhancements do not protect the Fund or its shareholders from losses caused by declines in a security's market value due to changes in market conditions.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the BofA Funds' portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the BofA Funds' portfolio securities is in the best interests of BofA Fund shareholders and to address conflicts between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other. These policies and procedures provide that BofA Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the BofA Funds' website, if applicable, or (ii) the time a BofA Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the BofA Funds' other service providers from entering into any agreement to disclose BofA Fund portfolio holdings information in exchange for any form of consideration. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The BofA Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the BofA Funds' website. This information is available on the BofA Funds' website as described below.

•  For the BofA Funds, a complete list of portfolio holdings as of a month-end is posted on the BofA Funds' website no later than the fifth business day after such month-end and is maintained on the website for a period of not less than six months.

The Advisor may also disclose more current portfolio holdings information as of specified dates on the BofA Funds' website.

The scope of the information that is made available on the BofA Funds' website pursuant to the BofA Funds policies relating to a BofA Fund's portfolio may change from time to time without prior notice.

The BofA Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each BofA Fund's fiscal year). Shareholders may obtain each BofA Fund's Form N-CSR and N-Q filings on the SEC's website at www.sec.gov, a link to which is provided on the BofA Funds' website. In addition, each BofA Fund's Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC's website or the operation of the public reference room. Further, the BofA Funds are required to file with the SEC by the 5th business day of each month a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month, as well as additional information such as the 7-day gross yield of each Fund, the most recent market-based "shadow" NAV of each Fund and each class, the market-based value of each security and information regarding demand features and guarantees, if any, on each security. Each Form N-MFP will become publicly available 60 days after the end of the month to which the information in the report relates.

The BofA Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the BofA Funds' website or no earlier than the time a BofA Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The BofA Funds' policies and procedures provide that no disclosures of the BofA Funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the BofA Funds have a legitimate business purpose for making such disclosure, (ii) the BofA Funds' President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the BofA Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the BofA Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each BofA Fund's sub-advisors) (if any), the BofA Funds' custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain BofA Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the BofA Funds. The BofA Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the BofA Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The BofA Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the BofA Funds' President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
S&P	None	Use to maintain ratings for certain Funds.	Daily
Evare LLP	None	Use for standardizing and reformatting data according to the Advisor's specifications for use in the reconciliation process.	Daily
Moody's	None	Ongoing portfolio surveillance for ratings they maintain on the Funds.	Daily
Bloomberg	None	Use for portfolio analytics.	Daily
BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc
State Street	None	Use to provide custodian services.	Daily
Morningstar and Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Daily Market-Based Net Asset Value Disclosure

On each business day, each of Cash Reserves and Money Market Reserves intends to post its market based net asset value per share (market-based NAV) of each of its classes of shares for the prior business day (calculated as of the Fund's close on such prior business day) on the BofA Funds' website at www.bofacapital.com. This market-based NAV may also be disclosed otherwise. The market-based NAV will be provided for informational purposes only. It is not expected, as a general matter, that this will change the way the Funds are managed, nor will it change the Funds' objective to seek to maintain a stable $1.00 NAV For purposes of transactions in the shares of each Fund, the price you pay or receive when you buy, sell or exchange shares continues to be a Fund's next determined NAV per share for a given share class, using the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. Please see Investing with the BofA Funds—Share Price Determination in the Funds' prospectuses and Purchase, Redemption and Pricing of Shares—Offering Price in the SAI for further information on the pricing of the Funds' shares.

Certain Other Matters

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate actions; however, other acts or events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other actions, stealing or corrupting data maintained online or digitally, denial-of-service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, subadviser(s), custodians, transfer agent, Financial Intermediaries and/or other third party service providers may adversely impact the Fund and/or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties and/or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund may also incur substantial costs for cyber security risk management or mitigation in order to prevent any cyber incidents in the future with the Funds and their shareholders potentially being negatively impacted as a result. While the Funds (including the various service providers the Funds engage to carry out aspects of its operations) have various controls, systems and protocols designed to prevent such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.

Recent Regulatory Developments

On July 23, 2014, the SEC voted to amend Rule 2a-7, which governs money market funds (such as the Funds). The majority of these amendments, except for certain disclosure enhancements, will not take effect until 2016. The most significant change is a requirement that institutional prime money market funds and municipal money market funds sold to institutional investors move to a floating net asset value. Retail prime, retail municipal, government and treasury money market funds will continue to transact at a stable $1.00 share price. At this time, the Funds' management is evaluating the implications of the reforms and their impact on the Funds, including potential effects on the Funds' operations and returns.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. The Advisor and BofA Global Capital Management are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties thereunder or reckless disregard by the Advisor of its obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board and continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days' written notice or by the Advisor on at least 60 days' written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the BofA Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust also pays the cost of printing and mailing Fund prospectuses to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement and as shown in the section entitled Fees and Expenses—Annual Fund Operating Expenses in each Fund's prospectuses. The investment advisory fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, "Assets" are the sum of the net assets of the BofA Funds. The Advisor also may pay amounts from its own assets to the Distributor and/or to Financial Intermediaries for services they provide.

The Advisor receives a monthly investment advisory fee based on each BofA Fund's average daily net assets at the following annual rates:

Fund	$0 to $175 billion of Assets	Next $50 billion of Assets	Over $225 billion of Assets
California Tax-Exempt Reserves	0.15%	0.13%	0.08%
Cash Reserves	0.15%	0.13%	0.08%
Connecticut Municipal Reserves	0.15%	0.13%	0.08%
Government Plus Reserves	0.18%	0.13%	0.08%
Government Reserves	0.15%	0.13%	0.08%
Massachusetts Municipal Reserves	0.15%	0.13%	0.08%
Money Market Reserves	0.15%	0.13%	0.08%
Municipal Reserves	0.15%	0.13%	0.08%
New York Tax-Exempt Reserves	0.15%	0.13%	0.08%
Tax-Exempt Reserves	0.15%	0.13%	0.08%
Treasury Reserves	0.15%	0.13%	0.08%

The Advisor received investment advisory fees from the Funds for its services as reflected in the following chart, which shows the investment advisory fees paid to the Advisor and the investment advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013	Fiscal Year Ended August 31, 2012
California Tax-Exempt Reserves
Advisory Fee Paid	$624,751	$710,534	$870,016
Amount Waived by the Advisor	$361,637	$124,055	$18,764
Amount Reimbursed by the Advisor	$238,643	$285,734	$326,668
Cash Reserves
Advisory Fee Paid	$14,655,720	$15,046,498	$16,428,182
Amount Waived by the Advisor	$972,129	$0	$0
Amount Reimbursed by the Advisor	$1,288,711	$999,980	$1,665,679
Connecticut Municipal Reserves
Advisory Fee Paid	$94,933	$126,894	$164,479
Amount Waived by the Advisor	$36,259	$13,871	$23
Amount Reimbursed by the Advisor	$232,529	$289,902	$281,519
Government Plus Reserves
Advisory Fee Paid	$1,899,063	$1,012,974	$1,049,239
Amount Waived by the Advisor	$1,623,475	$420,064	$489,998
Amount Reimbursed by the Advisor	$389,666	$431,538	$236,311
Government Reserves
Advisory Fee Paid	$8,954,328	$9,445,983	$9,657,538
Amount Waived by the Advisor	$7,374,528	$5,768,832	$6,028,499
Amount Reimbursed by the Advisor	$313,210	$348,052	$285,876
Massachusetts Municipal Reserves
Advisory Fee Paid	$211,669	$254,833	$312,173
Amount Waived by the Advisor	$80,036	$42,186	$1,437
Amount Reimbursed by the Advisor	$231,256	$286,385	$273,826
Money Market Reserves
Advisory Fee Paid	$24,381,503	$18,202,770	$15,218,180
Amount Waived by the Advisor	$6,480,755	$0	$0
Amount Reimbursed by the Advisor	$5,529	$270,628	$85,207
Municipal Reserves
Advisory Fee Paid	$1,866,329	$3,058,171	$4,940,128
Amount Waived by the Advisor	$455,320	$105,336	$0
Amount Reimbursed by the Advisor	$369,040	$411,314	$406,559
New York Tax-Exempt Reserves
Advisory Fee Paid	$436,577	$511,185	$626,184
Amount Waived by the Advisor	$152,514	$52,625	$0
Amount Reimbursed by the Advisor	$231,183	$256,181	$297,079
Tax-Exempt Reserves
Advisory Fee Paid	$6,129,924	$6,717,731	$7,223,780
Amount Waived by the Advisor	$3,689,931	$1,574,964	$393,568
Amount Reimbursed by the Advisor	$278,619	$352,700	$351,345
Treasury Reserves
Advisory Fee Paid	$12,896,595	$13,832,089	$12,460,757
Amount Waived by the Advisor	$12,085,953	$7,273,909	$7,207,878
Amount Reimbursed by the Advisor	$239,875	$273,812	$255,787

The Administrator

BofA Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund's other third-party service providers; (vi) maintain certain books and records of each Fund; and (vii) provide certain pricing and bookkeeping services to the Funds.

The Administrator retains State Street as the Funds' sub-administrator. State Street assists the Administrator in carrying out its duties.

Administration Fee Rates and Fees Paid

The Funds pay the Administrator administration fees as compensation for its administrative services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Primary Service Providers—The Administrator in each Fund's prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013	Fiscal Year Ended August 31, 2012
California Tax-Exempt Reserves
Administration Fee Paid	$316,026	$364,637	$455,983
Amount Waived/Reimbursed by the Administrator	$249,901	$302,173	$348,006
Cash Reserves
Administration Fee Paid	$9,610,480	$9,879,332	$10,812,121
Amount Waived/Reimbursed by the Administrator	$5,862,288	$6,018,599	$6,571,273
Connecticut Municipal Reserves
Administration Fee Paid	$15,796	$33,907	$55,205
Amount Waived/Reimbursed by the Administrator	$37,973	$50,758	$65,792
Government Plus Reserves
Administration Fee Paid	$567,417	$254,636	$265,585
Amount Waived/Reimbursed by the Administrator	$495,866	$264,499	$273,968
Government Reserves
Administration Fee Paid	$5,829,552	$6,157,322	$6,298,359
Amount Waived/Reimbursed by the Administrator	$3,581,731	$3,778,393	$3,863,015
Massachusetts Municipal Reserves
Administration Fee Paid	$81,946	$106,406	$138,899
Amount Waived/Reimbursed by the Administrator	$84,668	$101,933	$124,869
Money Market Reserves
Administration Fee Paid	$16,094,335	$11,983,513	$10,005,454
Amount Waived/Reimbursed by the Administrator	$9,752,601	$7,281,108	$6,087,272
Municipal Reserves
Administration Fee Paid	$1,104,219	$1,898,781	$3,153,418
Amount Waived/Reimbursed by the Administrator	$746,531	$1,223,269	$1,976,051
New York Tax-Exempt Reserves
Administration Fee Paid	$209,393	$251,672	$316,838
Amount Waived/Reimbursed by the Administrator	$174,631	$204,474	$250,474
Tax-Exempt Reserves
Administration Fee Paid	$3,946,616	$4,338,487	$4,675,853
Amount Waived/Reimbursed by the Administrator	$2,451,970	$2,844,330	$2,889,512
Treasury Reserves
Administration Fee Paid	$8,457,730	$9,081,393	$8,167,171
Amount Waived/Reimbursed by the Administrator	$5,158,638	$5,532,836	$4,984,302

Pricing and Bookkeeping Services

As further described below, State Street is responsible for providing certain accounting and financial reporting services to the Funds. The Advisor is responsible for overseeing the performance of these services and for certain other services.

Services Provided

The Trust has entered into an amended and restated Financial Reporting Services Agreement with State Street and the Advisor (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. The Trust also has entered into an amended and restated Accounting Services Agreement with State Street and the Advisor (together, with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to and calculates daily shadow net asset values for the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Pricing and Bookkeeping Fees Paid

The Advisor and State Street received fees from the BofA Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Advisor for the three most recently completed fiscal years.

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013	Fiscal Year Ended August 31, 2012
California Tax-Exempt Reserves
Amount Paid to the Advisor	$100,475	$109,053	$124,027
Amount Paid to State Street	$4,638	$9,975	$19,762
Cash Reserves
Amount Paid to the Advisor	$160,000	$151,667	$140,000
Amount Paid to State Street	$25,214	$31,313	$41,509
Connecticut Municipal Reserves
Amount Paid to the Advisor	$47,493	$50,689	$54,448
Amount Paid to State Street	$3,119	$4,803	$10,483
Government Plus Reserves
Amount Paid to the Advisor	$139,457	$122,415	$124,964
Amount Paid to State Street	$19,878	$15,156	$8,002
Government Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$24,110	$19,247	$15,448
Massachusetts Municipal Reserves
Amount Paid to the Advisor	$59,167	$63,483	$69,217
Amount Paid to State Street	$3,677	$5,199	$10,160
Money Market Reserves
Amount Paid to the Advisor	$160,000	$151,667	$140,000
Amount Paid to State Street	$29,178	$32,536	$35,788
Municipal Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$6,833	$22,913	$62,225
New York Tax-Exempt Reserves
Amount Paid to the Advisor	$81,658	$89,118	$100,618
Amount Paid to State Street	$3,585	$7,528	$17,386
Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$26,629	$41,966	$80,847
Treasury Reserves
Amount Paid to the Advisor	$140,000	$140,000	$140,000
Amount Paid to State Street	$13,608	$14,039	$12,491

The Principal Underwriter/Distributor

BofA Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distributor's address is: 100 Federal Street, Boston, MA 02110.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. The Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion initiatives as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated for such services to the extent permitted by a distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Non-Interested Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days' written notice.

Underwriting Commissions

The Funds paid no underwriting commissions during the prior three fiscal years.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund(s)—Primary Service Providers section of each Fund's prospectuses, the Advisor, Administrator and Distributor, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers' contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds' registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and may be addressed in other disclosure materials, including the Funds' prospectuses. These conflicts of interest also may be highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the BofA Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor's Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor's business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor's Form ADV is available online through the SEC's website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division) and MLPF&S, are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of

Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America's other investment advisor affiliates will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund's and/or account's best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold debt securities of an issuer that have a priority in the issuer's capital structure that is different from a debt security of the issuer held by another advised/managed fund or account. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor's proxy voting decisions with respect to a Fund's portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. Under normal circumstances, the Funds generally do not expect to invest in voting securities, as is typical with the debt securities in which the Funds invest. For more information about the Advisor's proxy voting policies and procedures, see Investment Advisory and Other Services—Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services—Code of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds' investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the

Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds' investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds' Investments—Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates' Non-Advisory Relation-ships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA and affiliates of MLPF&S) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other BofA Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other BofA Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates' Marketing and Use of the BofA Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the BofA Funds as investment options. For example, the BofA Funds may be offered as investments in connection with brokerage and other securities products offered by MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust or Bank of America Private Wealth Management. In addition, the BofA Funds are offered as an investment option for a variety of cash management and "sweep" account programs offered by Bank of America and its affiliates. The use of the BofA Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Transactions and Other Practices—Additional Financial Intermediary Payments for more information.

Certain Legal Matters

The Advisor and the Distributor (collectively, the BofA Group) remain subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. The NYAG Settlement, among other things, requires the Advisor and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of its Board and certain special consulting and compliance measures. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; and maintain certain compliance and ethics oversight structures.

Other Services Provided

The Transfer Agent

Boston Financial Data Services, Inc. acts as Transfer Agent for each Fund's shares and can be contacted at P.O. Box 8723, Boston, MA 02266-8723. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds' Custodian. State Street is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds' independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended August 31, 2014 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds' financial statements and assist in the preparation of its tax returns for the fiscal year ended August 31, 2015.

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in each Fund's Annual Report to shareholders dated August 31, 2014 are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the Report of Independent Registered Public Accounting Firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution, Shareholder Servicing and Shareholder Administration Plans

Distribution Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the Distribution Plan) for certain share classes of the Funds. For each such Fund and its share classes, the Trustees have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the share classes of the Fund. Payments made pursuant to the Distribution Plan may be used to compensate and/or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Financial Intermediaries for sales support services. The Distributor is entitled to retain some or all fees payable under the Distribution Plan in certain circumstances, including but not limited to, instances when there is no broker of record or when certain qualification standards have not been met by the broker of record. In certain instances, payments will continue to be made pursuant to the Distribution Plan with respect to shares held in classes that are closed to new investors and shares held by specific investors who are not eligible to make additional purchases in a particular share class. Not all share classes of the Funds have adopted the Distribution Plan. See the following chart for a list of Funds and share classes that have adopted the Distribution Plan and the maximum fees payable pursuant to such Distribution Plan for each designated share class of each Fund:

	Annual Distribution Fee As a Percentage of Net Assets
Fund	Daily Class	Investor Class	Investor II Class	Liquidity Class*
California Tax-Exempt Reserves	0.35%	0.10%	N/A	0.25%
Cash Reserves	0.35%	0.10%	0.10%	0.25%
Connecticut Municipal Reserves	N/A	0.10%	N/A	N/A
Government Plus Reserves	0.35%	0.10%	0.10%	0.25%
Government Reserves	0.35%	0.10%	0.10%	0.25%

	Annual Distribution Fee As a Percentage of Net Assets
Fund	Daily Class	Investor Class	Investor II Class	Liquidity Class*
Massachusetts Municipal Reserves	N/A	0.10%	N/A	N/A
Money Market Reserves	N/A	N/A	N/A	0.25%
Municipal Reserves	0.35%	0.10%	N/A	0.25%
New York Tax-Exempt Reserves	N/A	0.10%	N/A	N/A
Tax-Exempt Reserves	0.35%	0.10%	N/A	0.25%
Treasury Reserves	0.35%	0.10%	0.10%	0.25%

*  The Funds' Liquidity Class shares may pay a distribution fee of up to 0.25% and may also pay a shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds' Liquidity Class shares. However, under the Funds' Rule 18f-3 Multi-Class Plan, to the extent that any Liquidity Class shares of a Fund reimburse expenses or make payments pursuant to the Distribution Plan and/or a separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class shares.

The Distribution Plan may be terminated with respect to a share class by vote of a majority of the Non-Interested Trustees, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in the Distribution Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to the Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under the Distribution Plan in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities. The fees paid under the Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

Shareholder Servicing Plan

The Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Financial Intermediaries for shareholder services (the Shareholder Servicing Plan). Not all share classes of the Funds have adopted the Shareholder Servicing Plan. See the following chart for a list of Funds that have adopted the Shareholder Servicing Plan and the maximum fees payable pursuant to such Shareholder Servicing Plan for each designated share class of each Fund:

	Annual Shareholder Servicing Fee As a Percentage of Net Assets
Fund	Adviser Class	Daily Class	Investor Class	Investor II Class	Liquidity Class*	Marsico
California Tax-Exempt Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
Cash Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Connecticut Municipal Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Government Plus Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A
Government Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A
Massachusetts Municipal Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Money Market Reserves	0.25%	N/A	N/A	N/A	0.25%	N/A
Municipal Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
New York Tax-Exempt Reserves	N/A	N/A	0.25%	N/A	N/A	N/A
Tax-Exempt Reserves	0.25%	0.25%	0.25%	N/A	0.25%	N/A
Treasury Reserves	0.25%	0.25%	0.25%	0.25%	0.25%	N/A

*  The Funds' Liquidity Class shares may pay a distribution fee of up to 0.25% and may also pay a shareholder servicing fee of up to 0.25% of the average daily net assets of the Funds' Liquidity Class shares. However, under the Funds' Rule 18f-3 Multi-Class Plan, to the extent that any Liquidity Class shares of a Fund reimburse expenses or make payments pursuant to the Distribution Plan and/or a separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class shares.

Shareholder Administration Plans

The Trust has adopted shareholder administration plans for certain share classes pursuant to which a Fund pays the Advisor, the Distributor and/or eligible Financial Intermediaries a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of such Fund (Shareholder Administration Plan). Shareholder administration fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible Financial Intermediaries for shareholder administration services. Not all share classes of a Fund have adopted a Shareholder Administration Plan. See the following chart for a list of Funds that have adopted a Shareholder Administration Plan and the maximum fees payable pursuant to such Shareholder Administration Plan for each designated share class of each Fund:

	Annual Shareholder Administration Fee As a Percentage of Net Assets
Fund	Institutional Class	Investor II Class	Marsico	Trust Class
California Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Cash Reserves	0.04%	0.10%	0.10%	0.10%
Connecticut Municipal Reserves	N/A	N/A	N/A	0.10%
Government Plus Reserves	0.04%	0.10%	N/A	0.10%
Government Reserves	0.04%	0.10%	N/A	0.10%
Massachusetts Municipal Reserves	N/A	N/A	N/A	0.10%
Money Market Reserves	0.04%	N/A	N/A	0.10%
Municipal Reserves	0.04%	N/A	N/A	0.10%
New York Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Tax-Exempt Reserves	0.04%	N/A	N/A	0.10%
Treasury Reserves	0.04%	0.10%	N/A	0.10%

During the most recently completed fiscal year, the Distributor received distribution, shareholder servicing and shareholder administration fees from the Funds, as applicable, for its services as reflected below. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to sales personnel or interest, carrying or other financing charges.

Distribution, Service and Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Investor II Class Shares

Cash Reserves
Distribution Fee	$19,579
Service and Shareholder Administration Fees	$68,527
Fees Waived by the Distributor	$74,160
Fees Waived by the Shareholder Service Provider	$8,814
Government Plus Reserves
Distribution Fee	$1,199
Service and Shareholder Administration Fees	$4,196
Fees Waived by the Distributor	$5,392
Government Reserves
Distribution Fee	$1,576
Service and Shareholder Administration Fees	$5,515
Fees Waived by the Distributor	$7,089
Treasury Reserves
Distribution Fee	$89,180
Service and Shareholder Administration Fees	$312,130
Fees Waived by the Distributor	$401,192

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,156
Service Fee	$10,389
Fees Waived by the Distributor	$14,537
Cash Reserves
Distribution Fee	$17,487
Service Fee	$43,718
Fees Waived by the Distributor	$51,119
Fees Waived by the Shareholder Service Provider	$5,573
Connecticut Municipal Reserves
Distribution Fee	$1,608
Service Fee	$4,019
Fees Waived by the Distributor	$5,621
Government Plus Reserves
Distribution Fee	$286
Service Fee	$715
Fees Waived by the Distributor	$1,002
Government Reserves
Distribution Fee	$3,358
Service Fee	$8,395
Fees Waived by the Distributor	$11,754
Massachusetts Municipal Reserves
Distribution Fee	$1,144
Service Fee	$2,859
Fees Waived by the Distributor	$4,000
Municipal Reserves
Distribution Fee	$206
Service Fee	$515
Fees Waived by the Distributor	$720
New York Tax-Exempt Reserves
Distribution Fee	$1,282
Service Fee	$3,206
Fees Waived by the Distributor	$4,485
Tax-Exempt Reserves
Distribution Fee	$5,233
Service Fee	$13,084
Fees Waived by the Distributor	$18,315
Treasury Reserves
Distribution Fee	$6,463
Service Fee	$16,158
Fees Waived by the Distributor	$22,619

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$36,622
Service Fee	$26,159
Fees Waived by the Distributor	$62,765

Cash Reserves
Distribution Fee	$2,507,231
Service Fee	$1,790,879
Fees Waived by the Distributor	$3,882,946
Fees Waived by the Shareholder Service Provider	$229,412
Government Plus Reserves
Distribution Fee	$1,558
Service Fee	$1,112
Fees Waived by the Distributor	$2,670
Government Reserves
Distribution Fee	$629,705
Service Fee	$449,789
Fees Waived by the Distributor	$1,079,509
Municipal Reserves
Distribution Fee	$77,099
Service Fee	$55,071
Fees Waived by the Distributor	$132,123
Tax-Exempt Reserves
Distribution Fee	$16,761
Service Fee	$11,972
Fees Waived by the Distributor	$28,727
Treasury Reserves
Distribution Fee	$599,179
Service Fee	$427,985
Fees Waived by the Distributor	$1,028,136

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Trust Shares

California Tax-Exempt Reserves
Shareholder Administration Fees	$299,702
Fees Waived by the Distributor	$299,774
Cash Reserves
Shareholder Administration Fees	$609,872
Fees Waived by the Distributor	$377,785
Fees Waived by the Shareholder Service Provider	$76,016
Connecticut Municipal Reserves
Shareholder Administration Fee	$235
Fees Waived by the Distributor	$234
Government Plus Reserves
Shareholder Administration Fees	$49,110
Fees Waived by the Distributor	$49,014
Government Reserves
Shareholder Administration Fees	$1,899,322
Fees Waived by the Distributor	$1,899,418
Massachusetts Municipal Reserves
Shareholder Administration Fee	$2,919
Fees Waived by the Distributor	$2,920
Money Market Reserves
Shareholder Administration Fees	$76,356
Fees Waived by the Distributor	$38,788
Municipal Reserves
Shareholder Administration Fees	$640,702
Fees Waived by the Distributor	$640,670

New York Tax-Exempt Reserves
Shareholder Administration Fees	$213,109
Fees Waived by the Distributor	$213,185
Tax-Exempt Reserves
Shareholder Administration Fees	$2,864,899
Fees Waived by the Distributor	$2,863,795
Treasury Reserves
Shareholder Administration Fees	$535,352
Fees Waived by the Distributor	$535,285

Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Adviser Class Shares

California Tax-Exempt Reserves
Service Fee	$21,761
Fees Waived by the Distributor	$21,764
Cash Reserves
Service Fee	$3,742,496
Fees Waived by the Distributor	$2,879,945
Fees Waived by the Shareholder Service Provider	$477,129
Government Plus Reserves
Service Fee	$10,104
Fees Waived by the Distributor	$10,106
Government Reserves
Service Fee	$1,122,289
Fees Waived by the Distributor	$1,122,553
Money Market Reserves
Service Fee	$875,117
Fees Waived by the Distributor	$699,915
Municipal Reserves
Service Fee	$106,340
Fees Waived by the Distributor	$106,288
Tax-Exempt Reserves
Service Fee	$18,150
Fees Waived by the Distributor	$18,122
Treasury Reserves
Service Fee	$5,624,492
Fees Waived by the Distributor	$5,625,231

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Institutional Class Shares

California Tax-Exempt Reserves
Shareholder Administration Fee	$69
Fees Waived by the Distributor	$69
Cash Reserves
Shareholder Administration Fee	$83,903
Fees Waived by the Distributor	$19,686
Fees Waived by the Shareholder Service Provider	$10,227
Government Plus Reserves
Shareholder Administration Fee	$15,335
Fees Waived by the Distributor	$15,242
Government Reserves
Shareholder Administration Fee	$29,254
Fees Waived by the Distributor	$29,274

Money Market Reserves
Shareholder Administration Fee	$88,330
Fees Waived by the Distributor	$564
Municipal Reserves
Shareholder Administration Fee	$6,474
Fees Waived by the Distributor	$6,404
New York Tax-Exempt Reserves
Shareholder Administration Fee	$113
Fees Waived by the Distributor	$114
Tax-Exempt Reserves
Shareholder Administration Fee	$9,297
Fees Waived by the Distributor	$9,260
Treasury Reserves
Shareholder Administration Fee	$144,616
Fees Waived by the Distributor	$144,335

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2014—Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	$0
Service Fee	$28
Fees Waived by the Distributor	$16
Fees Waived by Shareholder Service Provider	$11
Cash Reserves
Distribution Fee	$0
Service Fee	$65,871
Fees Waived by the Distributor	$27,583
Fees Waived by Shareholder Service Provider	$31,603
Government Plus Reserves
Distribution Fee	$0
Service Fee	$12,850
Fees Waived by the Distributor	$7,700
Fees Waived by Shareholder Service Provider	$5,140
Government Reserves
Distribution Fee	$0
Service Fee	$288,998
Fees Waived by the Distributor	$173,518
Fees Waived by Shareholder Service Provider	$115,599
Money Market Reserves
Distribution Fee	$0
Service Fee	$60,063
Fees Waived by the Distributor	$24,025
Fees Waived by Shareholder Service Provider	$23,405
Municipal Reserves
Distribution Fee	$0
Service Fee	$4,274
Fees Waived by the Distributor	$2,555
Fees Waived by Shareholder Service Provider	$1,710
Tax-Exempt Reserves
Distribution Fee	$0
Service Fee	$25
Fees Waived by the Distributor	$13
Fees Waived by Shareholder Service Provider	$10

Treasury Reserves
Distribution Fee	$0
Service Fee	$155,690
Fees Waived by the Distributor	$93,391
Fees Waived by the Shareholder Service Provider	$62,276

Service and Shareholder Administration Fees Paid by the Fund for the Fiscal Year Ended August 31, 2014—Marsico Shares

Cash Reserves
Service and Shareholder Administration Fees	$26,091
Fees Waived by the Distributor	$20,670
Fees Waived by the Shareholder Service Provider	$3,551

Expense Limitations

The Advisor and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts) so that a Fund's ordinary operating expenses do not exceed 0.20% of the Fund's average daily net assets on an annualized basis through December 31, 2015, as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. For Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, the Advisor and the Distributor are only entitled to recover any such fees waived or expenses reimbursed on or after January 1, 2013. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Also, the Distributor has voluntarily agreed to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of each Fund. In addition, the Advisor has voluntarily agreed to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. All of these reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

Fund Level Expense Commitments
Fund
California Tax-Exempt Reserves	0.20%
Cash Reserves	0.20%
Connecticut Municipal Reserves	0.20%
Government Plus Reserves	0.20%
Government Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves	0.20%
Municipal Reserves	0.20%
New York Tax-Exempt Reserves	0.20%
Tax-Exempt Reserves	0.20%
Treasury Reserves	0.20%

The Advisor has contractually agreed to limit management fees as a percent of average net assets through December 31, 2015, as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund's total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. For Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, the Advisor and the Distributor are only entitled to recover any such fees waived or expenses reimbursed on or after January 1, 2013. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Management Fee Cap

Management Fee Commitment*—Through the period ending December 31, 2015

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Plus Reserves	0.19%
Government Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*  "Management Fees" are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

Rule 12b-1 Distribution Fee and Shareholder Servicing Fee Waivers

Contractual Rule 12b-1 Distribution Fee and Shareholder Servicing Fee Waivers—Through the period ending December 31, 2015

Fund (Liquidity Class Shares)	Rule 12b-1 Distribution Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Plus Reserves	0.10%
Government Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%
Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Plus Reserves	0.10%
Government Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

*  The Distributor has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2015. This fee and expense arrangement may only be modified or amended with the approval of all parties to the arrangement, including the Fund (acting through its Board) and the Distributor.

Code of Ethics

The Funds, the Advisor and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be bought or held by the Funds. The Code of Ethics is included as an exhibit to Part C of the Funds' registration statement. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 202.551.8090; it also is available on the SEC's website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures

Given that the Funds' investments are generally limited to short-term fixed income securities, the Funds do not typically hold equity or other securities that have voting rights; however, from time to time, it is possible that the Funds may hold securities that have such rights. Accordingly, the Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund's investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Investment Oversight Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Investment Oversight Committee is composed of representatives of the Advisor's investment, trading, business management, Fund administration, risk compliance and legal functions. In addition to the responsibilities described above, the Investment Oversight Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Investment Oversight Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer's securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Investment Oversight Committee does not consider any benefit other than benefits to the Funds. A member of the Investment Oversight Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Investment Oversight Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor may retain a third-party vendor to implement its proxy voting process and provide other services.

Given that the BofA Funds are money market funds that generally do not own equity or other securities that have voting rights, it is not expected that the Funds will have a material amount of proxy voting. Information regarding how the BofA Funds voted proxies, if any, relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the BofA Funds' website at www.bofacapital.com and (ii) on the SEC's website at www.sec.gov. For a copy of the Advisor's policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the BofA Funds, see Appendix B to this SAI.

Expenses Assumed/Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor) as are required for the proper conduct of the Funds' affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds' shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions (if any) chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds' shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or trustee members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds' shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds' operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund or other allocation method as appropriate. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of six Trustees who have extensive and varied experience and skills. Each of the Trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications below.

The Board has appointed a Non-Interested Trustee, Mr. Hilliard, to serve as Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and, as appropriate, acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the Committees) that are an integral part of the Funds' overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds' investment advisor and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds' investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board's general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds' Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds' Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds' performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board's periodic review of the Funds' advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust's three standing Committees are the Audit Committee, the Contracts Review Committee and the Governance Committee.

In general, the primary functions of the Audit Committee are oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds' independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund's investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements.

Management also is responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds' accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the 1934 Act, or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds' independent registered public accounting firm to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members qualify, and will be designated as, an "audit committee financial expert." The Audit Committee also serves as the Qualified Legal Compliance Committee (QLCC). The QLCC receives, investigates and makes recommendations as to appropriate remedial actions in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violations by the Trust, its officers, Trustees or agents. The current members of the Audit Committee are William J. Kelly (Chair), Harrison M. Bains and William A. Hawkins. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 4 occasions during the fiscal year ended August 31, 2014.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, are to support, oversee and initiate the process for the review and renewal of the Funds' contractual arrangements. The Contracts Review Committee has, among other things, specific power and responsibility to manage and coordinate the process by which the Board (i) considers relevant factors in approving investment advisory agreements; (ii) reviews periodically other service provider agreements to propose or recommend changes deemed appropriate; and (iii) considers proposed new service provider arrangements and alternatives to existing arrangements. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are Paul Glasserman (Chair), William J. Kelly and Debra J. Perry. The Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on 6 occasions during the fiscal year ended August 31, 2014.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating non-interested trustees; (ii) generally overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Advisor or any control affiliate thereof; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are Harrison M. Bains (Chair), Paul Glasserman, R. Glenn Hilliard and Debra J. Perry. The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 4 occasions during the fiscal year ended August 31, 2014.

The Trust's Amended and Restated Declaration of Trust, as amended (the Declaration of Trust), does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess. The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. The Governance Committee is solely responsible for the selection and recommendation of candidates to the Board.

Any nominee recommendation should be submitted to BofA Funds, c/o Secretary, 100 Federal Street, Boston, MA 02110. The recommendation must include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. These attributes and skills, including each Trustee's ability to perform his or her duties effectively, have been attained through: (i) the individual's business and professional experience and accomplishments, as outlined below; (ii) with respect to Messrs. Hawkins and Hilliard, their experience working with the Trust's former slate of trustees and management; (iii) the individual's experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Trustee Biographical Information and Qualifications

The following is a summary of the particular professional and other experience of each Trustee that qualifies each to serve as a Trustee of the Trust as of the date of this SAI:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair of the governance committee (since 2013) of the board of the Mercer Funds, a complex of open-end investment funds. He also serves as a director and audit committee chair (since 2007) of BG Medicine, Inc. and a director and audit committee chair (since 2014) of Cara Therapeutics, Inc., each a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. From 2008 to 2012, Mr. Glasserman served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York, and from 2011 through 2014 he has served as a consultant to the Office of Financial Research within the U.S. Treasury

Department. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman. Since 2010, Mr. Glasserman has served on the Standard and Poor's academic advisory council. He has also served as a consultant to the SEC.

William A. Hawkins. Mr. Hawkins has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds Complex since 2005. He currently serves as Managing Director of Overton Partners and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a Certified Financial Planner and a Chartered Property and Casualty Underwriter.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in the financial services industry. Mr. Hilliard retired from ING Group as a CEO for the Americas in 2003 and served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 through May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. He is currently the Chief Executive Officer of Chartered Alternative Investment Analyst Association. From 2002 to 2008, Mr. Kelly served as part of the senior management team, and from 2005-2008 he served as the most senior U.S.-based executive, of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995 to 2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring. Until 2004, she was a senior executive at Moody's, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry has served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 through May 2011, and MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board. Ms. Perry joined the board of the Sanford C. Bernstein Fund, Inc. in 2011 and the board of PartnerRe, a leading global reinsurer, in 2013.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. Pursuant to a current Board policy, each Trustee may serve until the end of the calendar year during which the Trustee reaches the applicable mandatory retirement age established by the Board, currently age 75. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name (Age)	Position and Length of Time Served with the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Harrison M. Bains (71)	Trustee since June 2011	Retired	11	Mercer Funds (9 funds); BG Medicine, Inc. (life sciences); Cara Therapeutics, Inc. (life sciences)
Paul Glasserman (52)	Trustee since June 2011	Jack R. Anderson Professor of Business—Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar—Federal Reserve Bank of New York, from 2008 to 2012; Consultant to the U.S. Treasury, 2011-2014; Independent consultant to financial firms since 1995	11	None

Name (Age)	Position and Length of Time Served with the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
William A. Hawkins (72)	Trustee since January 2005(1)	Managing Director—Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer—California General Bank, N.A., from January 2008 through August 2010	11	Columbia Funds (130 funds)
R. Glenn Hilliard (71)	Trustee since January 2005(1); Chairman of the Board	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman—CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through May 2011	11	Columbia Funds (130 funds)
William J. Kelly (54)	Trustee since June 2011	Chief Executive Officer—Chartered Alternative Investment Analyst Association, January 2014 to present; Chief Executive Officer—Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None
Debra J. Perry (63)	Trustee since June 2011	Retired. Managing Member—Perry Consulting LLC (advisory firm) from 2008 through 2014	11	Korn/Ferry International (recruiting); Sanford C. Bernstein Fund, Inc. (18 funds); PartnerRE (reinsurance)

  (1)  Includes services as trustees of the CFST Predecessor Trust.

Compensation

Trustees are compensated for their services to the BofA Funds Family on a complex-wide basis. For the fiscal year ended August 31, 2014, the Trustees received the following compensation:

	Aggregate Compensation from Fund
Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman(1)	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	$4,309	$4,557	$4,553	$4,309	$5,303	$4,341	$4,557
Cash Reserves	$12,763	$13,506	$13,458	$12,763	$15,733	$12,866	$13,506
Connecticut Municipal Reserves	$3,990	$4,220	$4,215	$3,990	$4,912	$4,020	$4,220
Government Plus Reserves	$4,837	$5,116	$5,098	$4,837	$5,952	$4,876	$5,116
Government Reserves	$9,444	$9,988	$10,012	$9,444	$11,620	$9,511	$9,988

	Aggregate Compensation from Fund
Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman(1)	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
Massachusetts Municipal Reserves	$4,061	$4,296	$4,290	$4,061	$5,000	$4,092	$4,296
Money Market Reserves	$18,409	$19,470	$19,434	$18,409	$22,655	$18,547	$19,470
Municipal Reserves	$5,074	$5,367	$5,373	$5,074	$4,912	$5,111	$5,367
New York Tax-Exempt Reserves	$4,193	$4,436	$4,431	$4,193	$5,163	$4,225	$4,436
Tax-Exempt Reserves	$7,607	$8,045	$8,041	$7,607	$9,358	$7,663	$8,045
Treasury Reserves	$11,813	$12,499	$12,468	$11,813	$14,558	$11,907	$12,499
	Aggregate Compensation from Complex
Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman(1)	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
Total Compensation from the BofA Funds Family for the Fiscal Year Ended August 31, 2014	$86,500	$91,500	$91,374	$86,500	$106,500	$87,159	$91,500

  (1)  Served as a Trustee of the Trust until June 6, 2014.

Beneficial Equity Ownership

As of November 14, 2014, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except that they owned 9.77% of Institutional Capital shares of Tax-Exempt Reserves. The table below shows for each Trustee as of December 31, 2013 the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the BofA Funds Family stated as one of the following ranges: A = $0; B = $1-$10,000; C = 10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Fund	Harrison M. Bains	Paul Glasserman	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	A	A	A	A	A	A
Cash Reserves	C	D	A	C	D	C
Connecticut Municipal Reserves	A	A	A	A	A	A
Government Plus Reserves	A	A	A	A	A	A
Government Reserves	A	A	A	C	A	A
Massachusetts Municipal Reserves	A	A	A	A	A	A
Money Market Reserves	A	A	A	A	A	A
Municipal Reserves	A	A	A	C	A	A
New York Tax-Exempt Reserves	A	A	A	A	A	A
Tax-Exempt Reserves	A	A	A	C	A	A
Treasury Reserves	A	A	A	B	A	A
Aggregate Dollar Range of Shares in all Funds overseen by the Trustee	C	D	A	C	D	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Officer Biographical Information

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President (Principal Executive Officer)	2010	President, BofA Global Capital Management Group since May 2010; Managing Director and Head of Product Management of the Advisor from 2007 to 2010.
Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer (Principal Financial Officer), Chief Accounting Officer (Principal Accounting Officer) and Treasurer	2009	Managing Director of Fund Administration and Transfer Agency Oversight of the Advisor since May 2010; Director of Fund Administration of the Advisor from 2006 to 2010.
Marina Belaya (Born 1967)	Secretary and Chief Legal Officer	2012	Assistant General Counsel and Director, Bank of America since July 2007.
James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2010

Chief Compliance Officer of U.S. Trust, Bank of America Private Wealth Management since 2012; Chief Compliance Officer of the Advisor and Managing Director, Bank of America since May 2010; Associate General Counsel, Bank of America from April 2005 to May 2010; Chief Legal Officer, Secretary and Senior Vice President, Columbia Funds from April 2005 to April 2010.

Barry S. Vallan (Born 1969)	Deputy Treasurer and Controller	2010	Director of Fund Administration of the Advisor since May 2010; Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Fund Administration of the Advisor since May 2002.
Nitin Mehra (Born 1977)	Assistant Treasurer	2013

Managing Director and Head of Strategy and Product at BofA Global Capital Management Group since May 2011; Managing Director of Strategy and Product at BofA Global Capital Management Group from 2010 to 2011; Director of Product Strategy and Development of the Advisor from 2008 to 2010.

Rana J. Wright (Born 1978)	Assistant Secretary	2014

Assistant General Counsel and Director at Bank of America and Chief Legal Officer at BofA Global Capital Management Group since June 2014; Partner, Reed Smith LLP from 2012 to 2014; Associate, Reed Smith LLP from 2003 to 2011.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Patrick Campbell (Born 1957)	Assistant Treasurer	2010

Director of Transfer Agency Oversight, BofA Global Capital Management Group since May 2010; Vice President of Transfer Agency Oversight and Business Intelligence/Data Warehouse, Oppenheimer Funds from 2004 to January 2009.

Kenneth B. Crotty (Born 1961)	Assistant Treasurer	2014

Chief Operating Officer, BofA Global Capital Management Group since August 2013; President KBC Consulting from 2012 to 2013; Global Chief Operating Officer of Mercer Investments and President of Mercer Investments US from 2006 to 2012.

BROKERAGE TRANSACTIONS AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor is responsible for, among other things, decisions to buy and sell securities for each Fund, the selection of broker/dealers and the execution of a Fund's securities transactions. The Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

The Funds' investments are generally limited to short-term fixed income securities. Such securities are typically traded in an over-the-counter market on a "net" basis with dealers acting as principals for their own accounts without stated commissions (although the price of a security usually includes a profit to the dealer). In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's "concession" or "discount." On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price (and commission, if any) which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds' interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of certain transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with the 1940 Act and the procedures that the Fund has adopted in this regard.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor's investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

Since the Funds' investments are limited to short-term fixed income securities, the Funds will not typically pay brokerage commissions.

Investments in Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the BofA Funds Family.

As of August 31, 2014, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	Mitsubishi UFJ Securities (USA) Inc.	$262,500,000
	Natexis Securities, Inc.	$108,856,000
	Wells Fargo Bank	$22,500,000
Connecticut Municipal Reserves	N/A	N/A
Government Plus Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	Mitsubishi UFJ Securities (USA) Inc.	$383,050,000
	Natexis Securities, Inc.	$379,773,000
	Wells Fargo Bank	$263,800,000
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor, the Advisor and/or their affiliates pay significant amounts to certain Financial Intermediaries, including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund's transfer agent. The level of payments made to Financial Intermediaries varies. A number of factors may be considered in determining payments to a Financial Intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans and other investment programs. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). The Funds' Distributor, the Advisor and/or their affiliates may pay, from its or their own resources, amounts in excess of the amount reimbursed or paid by a Fund to Financial Intermediaries in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Financial Intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the National Securities Clearing Corporation.

In addition, the Distributor, the Advisor and/or their affiliates may make lump sum payments to selected Financial Intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Financial Intermediary's system or other similar services.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make shareholder servicing payments to the Financial Intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Shareholder Servicing Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or Their Affiliates

•	Academy Securities
•	Apex Clearing
•	Bank of America MFS*
•	Bank of America NA*
•	BNY Mellon
•	Citibank, N.A.
•	Goldman Sach & Co
•	Hightower Securities
•	JP Morgan Clearing Corp
•	Merrill Lynch, Pierce, Fenner & Smith Inc.*
•	MyTreasury
•	National Financial Services
•	Reliance Trust Company
•	SEI Private Trust Company
•	State Street Bank & Trust
•	State Street Global Link WMS
•	State Street Global Markets
•	SunGard
•	Treasury Curve
•	UMB Fund Services Inc.
•	Union Bank
•	US Bank Trust NA

*  Bank of America affiliate

Additional Financial Intermediary Payments

Financial intermediaries may receive different payments with respect to sales of different classes of shares of the Funds.

The Distributor, the Advisor and/or their affiliates may pay additional compensation to selected Financial Intermediaries, including other Bank of America affiliates, under various categories. These categories are not mutually exclusive, and a single Financial Intermediary may receive payments under all categories. A Financial Intermediary also may receive payments described above in Brokerage Transactions and Other Practices—Additional Shareholder Servicing Payments. These payments may create an incentive for a Financial Intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Financial Intermediaries may vary. In determining the amount of payments to be made, the Distributor, the Advisor and/or their affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Financial Intermediary, the size of the customer/shareholder base of the Financial Intermediary, the manner in which customers of the Financial Intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the Financial Intermediary (as described more fully below) and the costs incurred by the Financial Intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor, the Advisor and/or their affiliates are made pursuant to agreements between the Distributor, the Advisor and/or their affiliates and the Financial Intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund's prospectuses.

Marketing Support Payments

The Distributor, the Advisor and/or their affiliates may make payments, from their own resources, to certain Financial Intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating Financial Intermediary personnel about the Funds and shareholder financial planning needs, placement on the Financial Intermediary's preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Financial Intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that Financial Intermediary or a negotiated lump sum payment.

While the financial arrangements may vary for each Financial Intermediary, the support payments to each Financial Intermediary generally are expected to be between 0.01% and 0.13% annually for payments based on average net assets of the BofA Funds attributable to the Financial Intermediary. The Distributor, the Advisor and/or their affiliates may make payments in materially larger amounts or on a basis materially different from those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in a BofA Fund.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make support payments to the Financial Intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Support Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or Their Affiliates

•	Academy Securities
•	Banc of America Securities Limited*
•	Bank of America N.A.*
•	BNY Mellon
•	Citibank, N.A.
•	Federal Deposit Insurance Corporation
•	Goldman Sachs
•	Institutional Cash Distributors
•	JP Morgan Clearing Corp
•	Merrill Lynch, Pierce, Fenner & Smith Inc.*
•	MyTreasury
•	SEI Private Trust Company
•	State Street Global Markets
•	SunGard Institutional Brokerage
•	TreasuryCurve, LLC
•	Silicon Valley Bank
•	State Street Bank & Trust
•	Union Bank
•	U.S. Bank N.A.

*  Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other Financial Intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Financial Intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws, SEC rules or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Compensation provided by the Distributor, the Advisor and/or their affiliates to broker dealers may include financial assistance to Financial Intermediaries that enable the Distributor, the Advisor and/or their affiliates to participate in and/or present at Financial Intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Financial Intermediary employees, Financial Intermediary entertainment and other Financial Intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Financial Intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Financial Intermediary and review carefully any disclosure your Financial Intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Financial Intermediary or its representatives may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust's Shares

The BofA Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund's prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment. Investor II Class shares were formerly known as Class A shares, and Institutional Capital shares were formerly known as G-Trust shares.

The Trust's Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the BofA Funds

Fund	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	Marsico Class	Institutional Capital Shares	Investor II Class
California Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Connecticut Municipal Reserves		✓	✓		✓
Government Plus Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Government Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Massachusetts Municipal Reserves		✓	✓		✓
Money Market Reserves			✓	✓	✓	✓	✓		✓
Municipal Reserves	✓	✓	✓	✓	✓	✓	✓		✓
New York Tax-Exempt Reserves		✓	✓		✓		✓
Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds' debts, except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds' obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Redemptions

Each Fund's dividend, distribution and redemption policies can be found in its prospectuses under the headings Investing with the BofA Funds and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund's ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses. See "Purchase, Redemption and Pricing of Shares—Purchase and Redemption—Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares" for more information.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements information in the Funds' prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds' behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds' behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer's authorized designee, accepts the order. Customer orders will be priced at each Fund's net asset value next computed after they are accepted by an authorized broker/dealer or the broker's authorized designee.

The Trust, to the extent consistent with 1940 Act requirements, also may make payment for sales in readily marketable securities or other assets.

Under the 1940 Act, and the rules thereunder, a Fund may suspend redemptions and/or postpone payment of sale proceeds during any period when (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists, as determined by the SEC, which makes the disposal of securities owned by a Fund or the fair value determination of the Fund's assets not reasonably practicable; (iii) the SEC, by order, permits the suspension of the right of redemption; or (v) in certain limited circumstances, a Fund's Board approves the liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. (A Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. State Street is the custodian/trustee and plan sponsor of the BofA Global Capital Management prototype plans offered through the Distributor. In general a $15 annual fee is charged. Participants in Retirement Plans not sponsored by State Street, not including IRAs, may be subject to an annual fee of $15 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in State Street sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $15 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable contingent deferred sales charge. The fee will not apply if the participant uses the proceeds to open a BofA Global Capital Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Special Note Regarding Foreign Investor Eligibility to Purchase and Own Fund Shares

As described in the Investing with the BofA Funds—Eligibility to Buy Shares section of each Fund's prospectuses, the Funds generally are available for investment only by residents of the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. This means that the Funds generally are only available for purchase by shareholders that have (1) a residential address (or the principal place of business for an entity) located within the U.S., Puerto Rico, Guam or the U.S. Virgin Islands, or (2) a U.S. military address. If an existing shareholder no longer has such an address, the Funds may automatically sell such shareholder's shares and remit the sales proceeds to the shareholder. The shareholder would receive the NAV of the shareholder's shares next calculated after a determination is made to close such shareholder's account.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

State Escheatment Laws

Under certain circumstances, your shares in a Fund may be required to be transferred to designated governmental authorities in your state of residence if no activity occurs in your account within a time specified by state law.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined as of the times outlined in their prospectuses (unless a Fund closes early, in which event the Fund will calculate its NAV per share at the closing time or at the next scheduled NAV calculation time noted in the Fund's prospectus that occurs after the closing time).

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 60 days or less, and an average dollar-weighted life of 120 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund's market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Special Note Regarding Capital Class Eligibility—Grandfathering Provision

A shareholder of Capital Class shares of a Fund that owned such shares in an existing account that was open as of October 12, 2012 is eligible to purchase additional Capital Class shares of the same Fund, whether for the same or for a new account, without regard to the investment minimum and shareholder eligibility criteria set forth in such Fund's Capital Class prospectus. Purchases for a new account may include purchases for or by a "related investor", which means the shareholder's husband, wife, domestic partner, minor children (age 20 or under and including step or adopted children) or a business entity of which the shareholder has an ownership stake of 25% or more. A "related investor" would not include, for example, a shareholder's parents, aunts, uncles, cousins, nieces, nephews, grandparents, grandchildren, children who have reached the age of majority, employees or friends.

A shareholder may only purchase Capital Class shares of a different Fund (i.e., a Fund in which the shareholder did not own Capital Class shares as of October 12, 2012) for a new account, which may include purchases for or by a "related investor", as described above, if the shareholder owns, in the aggregate, at least $1,000,000 in Capital Class shares across all of his or her accounts in all of the BofA Funds (or the $2,500 minimum applicable to certain legacy G-Trust and Retail A shareholders, as described in the Funds' prospectus for Capital Class shares), without regard to the share ownership of related investors.

Special Note Regarding Institutional Capital Eligibility—Grandfathering Provision

An Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA Fund that was converted into Institutional Capital shares of such Fund on October 1, 2011 (each a Class Z Grandfathered Investor) continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital shares account opened by such shareholder in another BofA Fund. The legacy minimum initial investment amount requirements are described below.

There is no minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors:

•  Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a BofA Global Capital Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•  Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a Financial Intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•  Any investor participating in a wrap program sponsored by a Financial Intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors is $1,000:

•  Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a Financial Intermediary or other entity provides services and is not compensated by a Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment amount in Institutional Capital shares for the following categories of Class Z Grandfathered Investors is $2,500:

•  Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•  Any investor buying shares through a BofA Global Capital Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•  Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Institutional Capital shares that were obtained by a conversion of former Class Z shares on October 1, 2011; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Investor II Class (formerly Class A) shares that were obtained by an exchange of former Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•  Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•  Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•  Any investor participating in an account offered by a Financial Intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a Financial Intermediary must independently satisfy the minimum investment requirement noted above).

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds' prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a "regulated investment company" under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership other than a qualified publicly-traded partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership, the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, other than a partnership that derives at least 90% of its income from the qualifying income described in clause (i) above), will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to an amount not greater than 5% of the value of the Fund's total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer"

includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the Financial Intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gains in a written statement to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A regulated investment company, in determining its taxable income, is generally permitted to elect to treat all or part of the net capital loss (or, if greater, the long-term or short-term capital loss) and certain ordinary losses incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding gains and losses from the sale or exchange of capital assets) and 98.2% of its capital gain net income (adjusted for net ordinary losses) generally for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during a subsequent year (losses realized during taxable years beginning before December 22, 2010 may be carried forward for eight years only). A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Fund	Pre-December 22, 2010 Capital Loss Carryforwards	Year Expires	Unlimited Short-Term	Total Capital Loss Carryforwards
California Tax-Exempt Reserves	$721,989	2018	—	$721,989
Cash Reserves	$2,107,207	2017	—	$2,107,207
Municipal Reserves	$226,472	2017	$46,125	$272,584

Equalization Accounting

Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "accumulated earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund's use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund's transactions in securities and certain types of derivatives may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs. Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Funds may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

"Passive foreign investment companies" (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a "QEF election"), or to mark the gains (and to a limited extent losses) in its interests in the PFIC "to the market" as though the Fund had sold and repurchased such interests on the last day of the Fund's taxable year, treating such gains and losses as ordinary income and loss (in the case of a "mark-to-market election"). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund's total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund's total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund's current earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated, first to the portion of the taxable year preceding January 1 (if the taxable year for a Fund is other than the calendar year), and thereafter, pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring shares of a Fund and, by reason of incurring such charge or making such acquisition acquires a reinvestment right, and sells or exchanges such Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares, with exception for shares acquired after December 22, 2010 of Funds that declare exempt-interest dividends daily in an amount equal to at least 90% of the Fund's net tax-exempt interest and that distribute the dividends on a monthly or more frequent basis.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

The current maximum stated U.S. federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain (with a 0% capital gains rate applying to taxpayers in the 10% and 15% ordinary income rate brackets and a 15% capital gain rate applying to taxpayers in the 25%, 28%, 33% and 35% ordinary income rate brackets).

U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gain rate, which, as described above, generally is 15% or 20%. In general, "qualified dividend income" is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's "net investment income." For this purpose, "net investment income" generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder's TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

For purposes of this discussion, "foreign shareholders" generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. Foreign shareholders are only permitted to invest in the Funds on a limited basis at the sole discretion of the Funds. The Funds are not available to investors in the European Union (EU).

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years of a Fund beginning before January 1, 2014, distributions made to foreign shareholders and properly reported by a Fund as "interest-related dividends" are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund's net U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, distributions properly reported as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2014, "short-term capital gain dividends" (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and reported such by the Fund in a written statement mailed by the Fund to its shareholders.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

It is unclear whether Congress will enact legislation to extend the exemptions for certain interest-related dividends and short-term capital gains paid to foreign shareholders. Even if such legislation is enacted, each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a report with respect to a payment, no assurance can be made that the intermediary will respect such a report, and an intermediary may withhold even if a Fund makes a report with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests ("USRPIs")—USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and certain other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state, local and foreign tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes "excess inclusion" income (as described above) derived from direct or indirect investments in residual interests in REMICs. The Fund generally does not expect that these special tax rules will apply, but no assurance can be given to this effect.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments"), beginning in 2014 or 2017, depending on the type of payment. Specifically, withholdable payments subject to this

30% withholding tax include payments of U.S.-source dividends and interest made on or after July 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2017.

The IRS has issued only limited guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates specified above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay "exempt-interest dividends" and pass through to its shareholders the tax-exempt character of its income from such obligations." Each of Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves, and New York Tax-Exempt Reserves (the Tax-Exempt Funds) intends to so qualify and is designed to provide shareholders with income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described above.

Each Tax-Exempt Fund will report to its shareholders in a written statement of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund's exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund's dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder's long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described above).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. However, each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state's personal income tax (but not necessarily local taxes or taxes of other states). Shareholders should consult their tax advisors to discuss the tax consequences of an investment in a Tax-Exempt Fund.

Tax-exempt interest on certain "private activity bonds" has been designated as a "tax preference item" and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax ("AMT"). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal

AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund's ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest dividends). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders as to the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income, including interest on indebtedness incurred or continued to purchase or carry California Exempt Securities, or amortizable bond premium and would therefore not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund's distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund's distributions and as to their own California state tax situation in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts or estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law ("Connecticut Obligations") or from obligations the interest on which Connecticut is prohibited from taxing pursuant to federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to Connecticut income taxation, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as Capital Gain Dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to individual investors required to pay the federal alternative minimum tax. Dividends paid by Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or Capital Gain Dividends for federal income tax purposes are deductible for purposes of this tax. No deduction is allowed, however, for expenses related to investments in Connecticut Municipal Reserves. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund's other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund's investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted above in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund's Capital Gain Dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund's distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. Shareholder should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves' exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including in particular corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 14, 2014, the name, address and percentage of ownership of each person who may be deemed to be a "principal holder" (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) is listed below.

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	361,720.52	5.62%
California Tax-Exempt Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,708,671.00	88.66%
California Tax-Exempt Reserves Adviser Class	Fundshare Omnibus Account Attn: Norman Hoelter 2044 Franklin Street Oakland CA 94612-2908	358,292.28	5.56%
California Tax-Exempt Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	35,732,240.60	54.79%
California Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	29,451,476.01	45.16%
California Tax-Exempt Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	8,270,366.00	99.88%
California Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	84,023.50	40.76%
California Tax-Exempt Reserves Institutional Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	50,000.56	24.26%
California Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	72,102.00	34.98%
California Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,288,079.00	93.45%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
California Tax-Exempt Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,136.09	10.20%
California Tax-Exempt Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.91	89.80%
California Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	240,939,041.63	100.00%
Cash Reserves Adviser Class	Bank of America of Texas N.A. Global Finance Sweep Customers Attn: Liquidity Management Ops 901 Main Street, 66th Floor Dallas TX 75202-3738	820,664,860.75	52.70%
Cash Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	670,000,000.00	43.02%
Cash Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,195,753,405.57	17.01%
Cash Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	5,315,225,278.77	75.62%
Cash Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	607,667,061.00	99.58%
Cash Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	53,941,735.55	41.91%
Cash Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 1700 Pacific Ave Suite 1400 Dallas TX 75201-4607	63,290,936.67	49.17%
Cash Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	11,486,796.00	8.92%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves Investor Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 1700 Pacific Ave Suite 1400 Dallas TX 75201-4607	4,405,329.61	50.55%
Cash Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,224,568.00	25.53%
Cash Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,224,463.00	8.41%
Cash Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	38,178,683.86	99.97%
Cash Reserves Marsico	UMB Fund Services Inc. As Agent for Marsico Funds Inc. 235 W Galena Street Milwaukee WI 53212-3948	6,882,224.53	99.85%
Cash Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	601,049,305.69	98.29%
Connecticut Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	51,781,011.53	99.33%
Connecticut Municipal Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	65,088.61	21.37%
Connecticut Municipal Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	239,531.00	78.63%
Connecticut Municipal Reserves Trust Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	90,026.55	16.47%
Connecticut Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	456,443.43	83.53%
Government Plus Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	2,937,509.89	100.00%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Plus Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,169,022,106.96	79.20%
Government Plus Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	116,513,023.98	7.89%
Government Plus Reserves Capital Class	BofA Distributors, Inc. Attn: Louisa Cappuccio 100 Federal Street Boston MA 02110-1802	100,071,491.05	6.78%
Government Plus Reserves Daily Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	90,069.97	13.36%
Government Plus Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	584,069.00	86.64%
Government Plus Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,500,108.00	99.34%
Government Plus Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	40,695,985.72	99.98%
Government Plus Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	90,069.71	19.36%
Government Plus Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	375,079.00	80.64%
Government Plus Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,357,351.00	95.43%
Government Plus Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	5,130,046.83	99.78%
Government Plus Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	41,210,182.68	97.87%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	435,000,000.00	87.36%
Government Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	32,214,796.51	6.47%
Government Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,257,523,931.75	37.71%
Government Reserves Capital Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	402,824,018.84	12.08%
Government Reserves Capital Class	Allergan Inc. Attn: Treasury Department 2525 DuPont Drive Irvine CA 92612-1599	209,100,000.00	6.27%
Government Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	742,388,047.93	22.26%
Government Reserves Capital Class	The Hartford Attn: John Padden Hartford Life A3E 200 Hopmeadow Street Simsbury CT 06089-9793	327,366,008.96	9.82%
Government Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	33,308,103.00	43.29%
Government Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	43,631,424.24	56.71%
Government Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	17,562,227.00	99.89%
Government Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	108,144,751.00	90.29%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 1700 Pacific Ave Suite 1400 Dallas TX 75201-4607	10,111,820.03	8.44%
Government Reserves Investor Class	The Bank of New York Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	325,957.07	49.62%
Government Reserves Investor Class	National Financial For the Exclusive Benefit of our Customers Attn: Mutual Funds 499 Washington Blvd., 5th Floor Jersey City NJ 07310-2010	34,213.30	5.21%
Government Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	289,548.00	44.08%
Government Reserves Investor II Class	Randall S. Saunders & Moya Saunders JT TEN c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	431,597.83	28.21%
Government Reserves Investor II Class	State Street Bank & Trust IRA Glenn A. Ritter c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	103,833.19	6.79%
Government Reserves Investor II Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	579,166.00	37.86%
Government Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	159,777,470.51	100.00%
Government Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	1,748,107,678.23	99.84%
Massachusetts Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	117,070,553.30	98.33%
Massachusetts Municipal Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	65,056.11	6.62%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Massachusetts Municipal Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	917,035.00	93.38%
Massachusetts Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	1,411,188.50	95.60%
Money Market Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	290,000,000.00	91.80%
Money Market Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	9,039,153,265.69	48.52%
Money Market Reserves Capital Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	1,262,685,883.43	6.78%
Money Market Reserves Institutional Capital	Thomson Reuters (Tax & Accounting) Inc. Attn: Didier Bonnefoy 1 Station Place Stamford CT 06902-6800	25,000,000.00	51.52%
Money Market Reserves Institutional Capital	Danske Markets Inc. Attn: Ira Brofsky 280 Park Ave., 35th Flooor New York NY 10017-1216	21,500,677.83	44.31%
Money Market Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	154,414,596.16	100.00%
Money Market Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	8,930,596.19	100.00%
Money Market Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	93,112,800.86	100.00%
Municipal Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	25,000,000.00	72.18%
Municipal Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	4,347,959.13	12.55%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Adviser Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	5,273,000.00	15.22%
Municipal Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	51,200,455.84	13.46%
Municipal Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	327,366,006.51	86.05%
Municipal Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	14,987,357.87	44.89%
Municipal Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	18,387,130.00	55.08%
Municipal Reserves Institutional Capital	Helen R. Rubens c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	1,026,508.50	5.73%
Municipal Reserves Institutional Capital	David R. Duffell & Dorothy C. Duffell JTWROS c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	1,049,922.27	5.87%
Municipal Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	6,094,125.00	34.05%
Municipal Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	10,777,037.15	86.78%
Municipal Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,303,276.00	10.49%
Municipal Reserves Investor Class	Theresa A. Petrole Trust Theresa A. Petrole Living Trust A/U DTD 07/02/97 c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	125,000.00	84.32%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves Investor Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,003.67	6.75%
Municipal Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	66,915.73	87.00%
Municipal Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.00	13.00%
Municipal Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	518,524,087.54	100.00%
New York Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	59,895,376.33	99.99%
New York Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	46,960.68	82.44%
New York Tax-Exempt Reserves Institutional Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,002.15	17.56%
New York Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	7,851,532.00	97.96%
New York Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	191,828,859.69	99.59%
Tax-Exempt Reserves Adviser Class	Saturn & Co. c/o State Street Bank & Trust 200 Clarendon Street FCG124 Boston MA 02116-5021	7,456,640.21	68.61%
Tax-Exempt Reserves Adviser Class	Cyr & Co. as Nominee State Street Bank 1200 Crown Colony Drive Quincy MA 02169-0938	2,501,170.31	23.02%
Tax-Exempt Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	73,351,215.50	7.32%
Tax-Exempt Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	908,587,050.54	90.69%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	326,020.12	10.69%
Tax-Exempt Reserves Daily Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	2,725,095.00	89.31%
Tax-Exempt Reserves Institutional Capital	R. Glenn Hilliard c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	10,000.74	9.77%
Tax-Exempt Reserves Institutional Capital	Country Plaza Shopping Center Hidden Lakes Pharmacy/H Rubenstein PO Box 118 Franklin Park NJ 08823-0118	6,700.64	6.55%
Tax-Exempt Reserves Institutional Capital	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.74	9.77%
Tax-Exempt Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	59,800.00	58.43%
Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	19,316,887.13	84.27%
Tax-Exempt Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	3,596,693.00	15.69%
Tax-Exempt Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	3,450,472.00	70.42%
Tax-Exempt Reserves Investor Class	Betty U. Berg Trustee Betty U. Berg Rev Living Trust U/A DTD 09/09/1997 c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	320,545.45	6.54%
Tax-Exempt Reserves Liquidity Class	NB Funding Company LLC 225 Franklin Street Boston MA 02110-2804	10,000.20	100.00%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	2,630,246,311.47	99.94%
Treasury Reserves Adviser Class	Bank of America of Texas N.A. Global Finance Sweep Customers Attn: Liquidity Management Ops 901 Main Street, 66th Floor Dallas TX 75202-3738	1,460,032,011.64	33.21%
Treasury Reserves Adviser Class	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	2,875,000,000.00	65.40%
Treasury Reserves Capital Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,934,960,910.48	42.92%
Treasury Reserves Capital Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	573,858,995.60	12.73%
Treasury Reserves Capital Class	Mary M. Owen & Mary M. Wilson & Jeffrey C. Littmann & Eugene Drinker Trustees Ralph C. Wilson Jr. Irrevocable Trust 3/25/14 c/o BofA Advisors, LLC 100 Federal Street Boston MA 02110	397,183,029.44	8.81%
Treasury Reserves Capital Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	385,205,785.49	8.54%
Treasury Reserves Daily Class	Laba & Co. Money Market Operations 135 S LaSalle Street Chicago IL 60603-4177	643,052,148.75	95.43%
Treasury Reserves Institutional Capital	Southwest Airlines Co. Attn: Treasury 2702 Love Field, HDQ 6TR Dallas TX 75235	10,000,000.00	85.38%
Treasury Reserves Institutional Capital	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,697,320.00	14.49%
Treasury Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	195,273,834.94	65.78%

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves Institutional Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 1700 Pacific Ave Suite 1400 Dallas TX 75201-4607	60,934,230.26	20.53%
Treasury Reserves Institutional Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	40,649,846.00	13.69%
Treasury Reserves Investor Class	Apex Clearing Corp. For the Exclusive Benefit of its Customers Attn: Cindy Hollon-Banking 1700 Pacific Ave Suite 1400 Dallas TX 75201-4607	893,769.49	17.49%
Treasury Reserves Investor Class	The Bank of New York Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	2,191,517.26	42.90%
Treasury Reserves Investor Class	Merrill Lynch, Pierce, Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,805,725.00	35.34%
Treasury Reserves Investor II Class	The Bank of New York Attn: Frank Notaro 111 Sanders Creek Parkway East Syracuse NY 13057-1381	70,533,393.96	97.94%
Treasury Reserves Liquidity Class	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	55,463,281.24	91.38%
Treasury Reserves Liquidity Class	Fundshare Omnibus Account Attn: Norman Hoelter 2044 Franklin Street Oakland CA 94612-2908	4,173,837.13	6.88%
Treasury Reserves Trust Class	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	495,745,292.21	100.00%

As of November 14, 2014, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	270,390,517.64	82.75%
Cash Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	5,916,274,584.46	58.35%
Connecticut Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	52,237,454.96	98.60%
Government Plus Reserves	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,221,602,256.40	77.76%
Government Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	2,490,495,726.16	41.79%
Government Reserves	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	1,622,434,072.02	27.22%
Massachusetts Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	118,481,741.80	97.50%
BofA Money Market Reserves	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Money Funds 200 N College Street 3rd Floor Charlotte, NC 28202-2191	9,215,052,357.48	47.87%
BofA Municipal Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	845,890,094.05	84.80%
BofA New York Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	251,724,236.02	96.60%
BofA Tax-Exempt Reserves	Bank of America N.A., Trustee Attn: David Laubenber/ACI Unit 1201 Main Street, 9th Floor Dallas TX 75202-3908	3,538,833,362.01	96.28%
BofA Treasury Reserves	Bank of America N.A. Sweep Disbursement NC Bank of America Sweep/Autoborrow 401 N Tryon Street Charlotte NC 28202-2196	2,895,000,002.19	27.52%

Bank of America, N.A. is a national banking association organized under the laws of the United States, 101 South Tryon Street, Charlotte, North Carolina 28255. Merrill Lynch, Pierce, Fenner & Smith Incorporated is

a broker-dealer and investment adviser organized under the laws of Delaware. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

APPENDIX A—DESCRIPTIONS OF CERTAIN SECURITIES RATINGS

This Appendix summarizes descriptions of certain S&P, Moody's and Fitch securities ratings applicable to securities purchased and/or held by the BofA Funds.

STANDARD & POOR'S (S&P)

Short-Term Municipal Obligation Ratings

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.

•  SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

•  SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Variable Rate Demand Notes (VRDNS) and Tender Option Bonds Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, AAA/A-1+). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, SP-1+/A-1+).

Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

•  A-1. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

•  A-2. A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Long-Term Debt Ratings

•  AAA. An obligation rated "AAA" has the highest assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

•  AA. An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

•  A. An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Plus (+) or minus (-): AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Short-Term Municipal Obligation Ratings

Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

•  MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

•  MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Variable Rate Demand Notes (VRDNS) and Tender Option Bonds Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper Ratings

•  Prime-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

•  Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Long-Term Debt Ratings

•  Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•  Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

•  A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

FITCH, INC. (FITCH)

Short-Term Municipal Obligation Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

•  F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

•  F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Long-Term Debt Ratings

•  AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

•  AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

•  A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

•  BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term rating category.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

BofA Advisors Proxy Voting Policy

Core Attributes
Last Review Date	November 2014
Implementation Date	December 2014
Applicable Laws, Rules, Regulations and Other Identified Risks	Proxy Voting, 17 CFR 275.206(4)-6; Report Of Proxy Voting Record, 17 CFR 270.30b1-4; Investment Advisers Act of 1940 Rule 206(4)-6; Form N-PX

I.  Policy Statement

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.

II.  Background/Rationale

Under Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Rule 206(4)-6"), the SEC requires an investment adviser that exercises voting authority over clients' proxies to adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients and to provide clients with information about how their proxies are voted. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act ("ERISA") accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

III.  Policy Scope/Applicability

Given that BofA Advisors, LLC's (the "Advisor") investments are generally limited to short-term fixed income securities, the Advisor does not typically purchase equity or other securities that have voting rights; however, from time to time the Advisor may purchase securities for its client accounts that have voting rights. The Advisor has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interests of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the BofA Global Capital Management ("BACM") Services Operations Group ("BACM Services"), the Investment group (particularly, the Chief Investment Officer's Office), as well as to BACM Compliance and Legal. BACM Compliance and the Business Unit ("BU") must adopt written procedures to implement this Policy. This Policy applies to all products for which the Advisor has been delegated proxy voting authority including the BofA Funds, Individually Managed Accounts ("IMAs"), and the Advisor's legacy collateralized bond obligations ("CBOs"), In regards to IMAs, this Policy only applies to such IMAs for which the client has delegated proxy voting authority to the Advisor. An IMA client may choose to retain proxy voting authority.

All proxies regarding client securities for which the Advisor has authority to vote will, unless the Advisor determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by the Advisor to be in the best interest of the Advisor's clients without regard to any resulting benefit or detriment to the Advisor, its employees, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as the Advisor determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, the Advisor will vote as the client clearly instructs, provided the Advisor receives such instructions in time to act accordingly. Information regarding the Advisor's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within the Advisor and with the Advisor affiliates. Advisory clients, including mutual funds' and other funds' boards, may obtain information on how their proxies were voted by the Advisor. However, the Advisor will not selectively disclose its investment company clients' proxy voting records to third parties. Rather, the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

BofA Advisors Proxy Voting Policy

The Advisor endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, are subject to certain general exceptions described below.

The Advisor seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent, where practicable, and manage conflicts of interest (refer to Conflicts of Interest section below). The BofA Adv.—Proxy Voting Policy and practices are summarized in its Form ADV. Additionally, the Advisor will provide clients with a copy of the Proxy Voting Policy, as it undergoes an annual review and may be updated from time to time, upon request.

IV.  Policy Requirements

BACM Services is primarily responsible for overseeing the day-to-day operations of the proxy voting process. BACM Services' monitoring of the proxy voting process will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with the Advisor's Voting Guidelines (see Appendix A); and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. The Advisor has established an Investment Oversight Committee ("IOC") which is responsible for overseeing the proxy voting process.

The specific responsibilities of the IOC and scope of its oversight are described in the IOC's charter.

ADVISOR'S INVESTMENT EMPLOYEES' RESPONSIBILITIES

Under the Advisor's Voting Guidelines, (Appendix A) certain matters must be determined on a case-by-case basis. In general, BACM Services will refer these matters to the appropriate portfolio managers or designated investment-team individuals.

In considering a particular proxy matter, the portfolio managers or designated investment-team individuals must vote in the clients' best interest as defined above. Information regarding the Advisor's proxy voting decisions is confidential information. Therefore, portfolio managers and designees generally must not discuss proxy votes with any person outside of the Advisor and within the Advisor except on a need to know basis only.

Portfolio managers and designated investment-team individuals must discharge their responsibilities consistent with the obligations set forth below (refer to the Management of Conflicts of Interest—Additional Procedures sub-section). A portfolio manager or designee must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B—Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the portfolio manager or designee is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to BACM Services.

Portfolio managers and designated investment-team individuals should seek advice from BACM Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by the Advisor, a Advisor affiliate1, or an Advisor employee that creates an incentive (or appearance thereof) to favor the interests of the Advisor, the affiliate, or employee, rather than the clients' interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by an Advisor affiliate, but there is a possibility that an Advisor affiliate could cause a conflict. The Advisor may have a conflict of interest if either the Advisor has a significant business relationship with a company that is soliciting a proxy, or if an Advisor

1   Bank of America Corporation ("BAC"), the ultimate corporate parent of the Advisor, Bank of America, N.A. and all of their numerous affiliates, owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Advisor -advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Advisor's duty, in the proxy voting process, to act in the best economic interest of its clients.

BofA Advisors Proxy Voting Policy

employee involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence the Advisor's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, the Advisor will seek to resolve said conflict in the clients' best interests.

For those proxy proposals that: (1) are not addressed by the Advisor's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an Advisor investment employee believes that an exception to the guidelines may be in the best economic interest of the Advisor's clients (collectively, "Proxy Referrals"), the Advisor may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, BACM Compliance identifies companies with which the Advisor has significant business relationships and Proxy Referrals of such companies will be voted consistent with the Advisor's conflicts management procedures described below. For Proxy Referrals that do not involve companies with which the Advisor has a significant business relationship the relevant Advisor investment personnel (i.e. portfolio manager, designated investment-team individual, members of IOC) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to BACM's Conflicts Officer in writing (see Appendix B). In the event any member of the IOC has a conflict of interest regarding a given matter, he or she will abstain from participating in the IOC's determination of whether and/or how to vote in the matter.

If the IOC, the Chairperson of the IOC, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, the Advisor will invoke one or more of the following conflict management procedures:

•  Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be the Advisor's proxy voting agent);

•  Causing the proxies to be delegated to a qualified, independent third party, which may include the Advisor's proxy voting agent; or

•  In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to the Advisor's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

The Advisor considers (1) proxies solicited by open-end and closed-end investment companies for which the Advisor or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation ("BAC") or other public companies within the BAC organization to present a material conflict of interest for the Advisor. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest—Additional Procedures

In certain circumstances, the Advisor follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. The Advisor reviews its proxy vendor's conflicts of interest procedures as part of its oversight of the proxy vendor's services.

The Advisor and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy.

Ownership Limits—Delegation of Proxy Voting to an Independent Third Party

From time to time, the Advisor may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer's voting securities that the Advisor can hold for clients (collectively, "Ownership Limits").

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, the Advisor may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Advisor's proxy voting agent.

BofA Advisors Proxy Voting Policy

PROXY VOTING GUIDELINES

A. Advisor's Proxy Voting Guidelines—General Practices.

The IOC has adopted the guidelines for voting proxies specified in Appendix A of this policy. The Advisor uses an independent, third-party proxy vendor to implement its proxy voting process as the Advisor's proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to Advisor's Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the IOC consider voting the proxy other than according to such Guidelines and provide information as the IOC may request. The IOC may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the IOC may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, the Advisor will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that the Advisor determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the IOC and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the IOC.

Recordkeeping

The Advisor will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. The Advisor will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which the Advisor was entitled to vote:

•  The name of the issuer of the security;

•  The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•  The shareholder meeting date;

•  A brief identification of the matter voted on;

•  Whether the matter was proposed by the issuer or by a security holder;

•  Whether the company cast its vote on the matter;

•  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•  Whether the company cast its vote for or against management.

BofA Advisors Proxy Voting Policy

The BU and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document Responsible Party	Responsible Party
Investment Oversight Committee Meeting Minutes and Related Materials	Secretary of Investment Oversight Committee

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by the Advisor that was material to making a voting decision or that memorializes the basis for the voting decision)

BACM Services
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	BACM Compliance
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC's EDGAR System	BACM Services

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of BACM or support partner for the first three years.

V.  Roles and Accountabilities

Managers and supervisory personnel are responsible for ensuring that their employees understand and follow this policy and any applicable procedures adopted by the BU to implement the policy. The IOC has ultimate responsibility for the implementation of this Policy.

VI.  Controls and Monitoring

Controls

The Proxy Group within BACM Services is primarily responsible for overseeing the day to day operations of the proxy voting process. The Proxy Group's monitoring will take into account the following elements: (1) periodic review of the proxy vendor's votes to ensure that the proxy vendor is accurately voting consistent with the Advisor's Voting Guidelines; and (2) review of the BofA Funds' website to ensure that annual proxy voting reports are posted in a timely and accurate manner. In addition, the Advisor has established the IOC which oversees the Proxy Voting Policy. Finally, BACM Compliance has adopted the BACM Compliance Proxy Voting Procedure that oversees Conflict of Interest and the proxy voting process.

Monitoring

BACM Compliance and/or Corporate Audit may conduct periodic reviews and assessments of the BU, including a review of BACM's compliance with the Proxy Voting Policy.

VII.  Reporting and Escalation/Exceptions

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the IOC. Issues involving potential or actual conflicts of interest should be promptly communicated to the BACM Conflicts Officer.

In the event the BU seeks to request an exception to the Policy, the Head of the applicable group within the BU to which the policy applies shall request for an exception in writing in advance of taking the action that would otherwise be out of compliance with the Policy. BACM Compliance will review and furnish a decision on such exception request after consulting with BACM Legal and such other parties it deems appropriate. In the case such

BofA Advisors Proxy Voting Policy

exception request is approved, BACM Compliance shall document the basis of such approval and maintain such document in conjunction with the recordkeeping requirements of the Policy.

VIII.  Governance/Oversight

This Policy is owned by BACM Compliance and is reviewed at least annually. BACM Compliance works with the appropriate Subject Matter Experts ("SMEs") within the BU and support partners to review this Policy. Additionally, the BACM Policy Working Group ("PWG") will review this Policy at least once a year. The relevant governance body has delegated to the PWG the authority to approve this Policy, including any amendments, revisions, modifications and updates as long as the PWG includes representatives from GWIM Risk and BACM Compliance with the appropriate level of authority and expertise, in addition to the appropriate Business Unit Representatives. The relevant governance body may vote to retain authority to approve the Policy if the voting members of the governance body includes representatives from each of the GWIM Risk, Compliance and Legal departments and each such representatives is a voting member of the governance body.

IX.  Related Documents

None

X.  Questions/Contact Information

Please contact Jimmy Tran with any questions regarding this policy.

APPENDIX A

BofA Advisors, LLC (the "Advisor") VOTING GUIDELINES

A. Proxy Agent Conflicts

In the event the proxy voting agent has a conflict with a specific issuer because of significant relationship with or a material interest in that issuer, all proposals for that issuer's meetings will be referred to the Advisor during the existence of that conflict.

B. The Advisor has adopted the following additional guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

The Advisor generally will vote FOR:

•  Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management or affiliated with the company (such as a former executive officer) ("Affiliated with the Company").

However, the Advisor generally will WITHHOLD votes from pertinent director nominees if:

  °  the board as proposed to be constituted would have more than one-third of its members from management or Affiliated with the Company;

  °  the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as the Advisor's proxy voting agent may determine (subject to the Investment Oversight Committee's ("IOC's") contrary determination of independence or non-independence);

  °  the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters—ratification of the appointment of auditors);

  °  a director serves on more than six public company boards;

  °  the CEO serves on more than two public company boards other than the company's board.

On a CASE-BY-CASE basis, the Advisor may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to

BofA Advisors Proxy Voting Policy

implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•  Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

•  Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

The Advisor generally will vote FOR:

•  Proposals to create or eliminate positions or titles for senior management. The Advisor generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

  °  Established governance standards and guidelines.

  °  Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

  °  Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

  °  A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

  °  Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

  °  The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•  Proposals that grant or restore shareholder ability to remove directors with or without cause.

•  Proposals to permit shareholders to elect directors to fill board vacancies.

•  Proposals that encourage directors to own a minimum amount of company stock.

•  Proposals to provide or to restore shareholder appraisal rights.

•  Proposals to adopt majority voting, except in cases of a contested election.

•  Proposals to adopt majority voting and eliminate cumulative voting where such proposals are bundled together.

•  Proposals for the company to adopt confidential voting.

The Advisor will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

The Advisor generally will vote AGAINST:

•  Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•  Proposals that give management the ability to alter the size of the board without shareholder approval.

•  Proposals that provide directors may be removed only by supermajority vote.

•  Proposals to eliminate majority voting, except in cases of a contested election.

•  Proposals which allow more than one vote per share in the election of directors.

•  Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

BofA Advisors Proxy Voting Policy

•  Proposals that mandate a minimum amount of company stock that directors must own.

•  Proposals to limit the tenure of independent directors.

The Advisor will vote on a CASE-BY-CASE basis in contested elections of directors.

The Advisor generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•  Reimbursement of proxy solicitation expenses taking into consideration whether or not the Advisor was in favor of the dissidents.

•  Proxy contest advance notice. The Advisor generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•  The Advisor will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•  The Advisor will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

The Advisor generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, stock option grants, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards except that the Advisor will vote in accordance with the independent third party proxy voting service if the company is assigned to the lowest category, through independent third party benchmarking performed by the Advisor's proxy voting service, for the correlation of the company's compensation program with its performance. However, the Advisor generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal will be voted AGAINST.

The Advisor generally will vote FOR:

•  Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•  Proposals to put option re-pricing to a shareholder vote.

•  Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•  Proposals for the remuneration of auditors if no more than 50% of the total fees come from non audit activity.

•  Proposals for annual advisory votes on executive compensation.

•  Proposals for advisory votes on executive compensation which focus on the overall design and structure of the Company's executive compensation program including performance metric, the quality and content of disclosure, the quantum paid to executives and the link between compensation and performance as indicated by the Company's current and past pay-for-performance grades as provided through independent third party benchmarking performed by the Advisor's proxy voting service.

The Advisor generally will vote AGAINST:

•  Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or re-pricing of out-of-the money options.

•  Proposals to authorize the replacement or re-pricing of out-of-the money options.

•  Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, the Advisor will recommend on such proposals on a CASE-BY-CASE basis

The Advisor will vote in accordance with the independent third party proxy voting service on proposals regarding approval of specific executive severance arrangements.

BofA Advisors Proxy Voting Policy

The Advisor will vote in accordance with the independent third party proxy voting service on proposals regarding approval of severance payments or awards following the death of a senior executive.

3. Capitalization

The Advisor generally will vote FOR:

•  Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

•  For companies recognizing preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. For companies that do not recognize preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by no more than 5%. The Advisor will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders that increase authorized shares by more than 5%.

•  Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•  Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•  Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

The Advisor will evaluate on a CASE-BY-CASE basis proposals regarding:

•  Management proposals that allow listed companies to de-list and terminate the registration of their common stock. The Advisor will determine whether the transaction enhances shareholder value by giving consideration to:

  °  Whether the company has attained benefits from being publicly traded.

  °  Cash-out value

  °  Balanced interests of continuing vs. cashed-out shareholders

  °  Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

The Advisor will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

The Advisor generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, the Advisor generally will vote as follows:

Poison Pills

•  The Advisor votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•  The Advisor generally votes FOR shareholder proposals to eliminate a poison pill.

•  The Advisor generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•  The Advisor will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

BofA Advisors Proxy Voting Policy

Supermajority vote

•  The Advisor will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•  The Advisor will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

The Advisor generally will vote FOR:

•  Bylaw amendments giving holders of at least 15% of outstanding common stock the ability to call a special meeting of stockholders.

•  Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

The Advisor generally will vote FOR:

•  Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•  Proposals to ratify the appointment of auditors, unless any of the following apply in which case the Advisor will generally vote AGAINST the proposal:

  °  Credible reason exists to question:

•  The auditor's independence, as determined by applicable regulatory requirements.

•  The accuracy or reliability of the auditor's opinion as to the company's financial position.

  °  Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

•  Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•  Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

The Advisor generally will vote AGAINST:

•  Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•  Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•  Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

The Advisor will vote AGAINST:

•  Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

The Advisor will vote on a CASE-BY-CASE basis:

•  Proposals to change the location of the company's state of incorporation. The Advisor considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•  Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

The Advisor generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters or the disclosure of such matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

BofA Advisors Proxy Voting Policy

7. Other Matters Relating to Foreign Issues

The Advisor generally will vote FOR:

•  Most stock (scrip) dividend proposals. The Advisor votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•  Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

•  Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•  Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

•  Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

•  Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

The Advisor will generally vote FOR proposals to approve Directors' fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

The Advisor will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•  The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of the Advisor categorization rules and the Dutch Corporate Governance Code.

•  No call/put option agreement exists between the company and the foundation.

•  There is a qualifying offer clause or there are annual management and supervisory board elections.

•  The issuance authority is for a maximum of 18 months.

•  The board of the company-friendly foundation is independent.

•  The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•  There are no priority shares or other egregious protective or entrenchment tools.

•  The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•  Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

The Advisor will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•  Board structure

•  Attendance at board and committee meetings.

The Advisor will WITHHOLD votes from directors who:

•  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

•  Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•  Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•  Are interested directors and sit on the audit or nominating committee; or

•  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

BofA Advisors Proxy Voting Policy

Proxy Contests:

The Advisor will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•  Past performance relative to its peers

•  Market in which fund invests

•  Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•  Past shareholder activism, board activity and votes on related proposals

•  Strategy of the incumbents versus the dissidents

•  Independence of incumbent directors; director nominees

•  Experience and skills of director nominees

•  Governance profile of the company

•  Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

The Advisor will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•  Past performance as a closed-end fund

•  Market in which the fund invests

•  Measures taken by the board to address the discount

•  Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

The Advisor will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•  Proposed and current fee schedules

•  Fund category/investment objective

•  Performance benchmarks

•  Share price performance as compared with peers

•  Resulting fees relative to peers

•  Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

The Advisor will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•  Stated specific financing purpose

•  Possible dilution for common shares

•  Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

The Advisor will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•  Potential competitiveness

•  Regulatory developments

•  Current and potential returns

•  Current and potential risk

The Advisor generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

BofA Advisors Proxy Voting Policy

Changing a Fundamental Restriction to a Non-fundamental Restriction:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•  Fund's target investments

•  Reasons given by the fund for the change

•  Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

The Advisor will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

•  Political/economic changes in the target market

•  Consolidation in the target market

•  Current asset composition

Change in Fund's Sub-classification:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund's sub-classification, considering the following factors:

•  Potential competitiveness

•  Current and potential returns

•  Risk of concentration

•  Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

The Advisor will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•  Strategies employed to salvage the company

•  Past performance of the fund

•  Terms of the liquidation

Changes to the Charter Document:

The Advisor will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•  The degree of change implied by the proposal

•  The efficiencies that could result

•  The state of incorporation; net effect on shareholder rights

•  Regulatory standards and implications

The Advisor will vote FOR:

•  Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•  Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

BofA Advisors Proxy Voting Policy

The Advisor will vote AGAINST:

•  Proposals enabling the Board to:

  °  Change, without shareholder approval the domicile of the fund

  °  Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

The Advisor will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•  Regulations of both states

•  Required fundamental policies of both states

•  The increased flexibility available

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval:

The Advisor will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

The Advisor will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•  Fees charged to comparably sized funds with similar objectives

•  The proposed distributor's reputation and past performance

•  The competitiveness of the fund in the industry

•  Terms of the agreement

Master-Feeder Structure:

The Advisor will vote FOR the establishment of a master-feeder structure.

Mergers:

The Advisor will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•  Resulting fee structure

•  Performance of both funds

•  Continuity of management personnel

•  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

The Advisor will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While the Advisor favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

The Advisor will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

The Advisor will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•  Performance of the fund's NAV

•  The fund's history of shareholder relations

•  The performance of other funds under the adviser's management

BofA Advisors Proxy Voting Policy

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Individuals participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to the BofA Global Capital Management ("BACM") Conflicts of Interest Officer.

___________________________________________________________________________________________

Issuer and Proxy Matter: ______________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

1.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer2?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

2.  Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

3.  Have you discussed this particular proxy proposal with anyone outside of BACM's investment group3?

  _____________________________________________________________________________________

  _____________________________________________________________________________________

4.  Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

  _____________________________________________________________________________________

  _____________________________________________________________________________________

Name: _____________________________________________________________________________________

__________________________________________________________________________________________

Signed: ____________________________________________________________________________________

__________________________________________________________________________________________

Date: ______________________________________________________________________________________

(2) Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

(3) Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

BofA Advisors Proxy Voting Policy

APPENDIX C

BofA Advisors, LLC Proxy Vote Recommendation/Investment Oversight Committee Request Form

Name of Investment Associate: __________________________________________________

Company Name: ______________________________________________________________

Overview of Proxy Vote and Meeting Date: ________________________________________

__________________________________________________________________________

Proxy Agenda Item(s)

Description of Item: ___________________________________________________________

___________________________________________________________________________

(The above information will be pre-populated by BACM Services.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale: _______________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

Please attach any supporting information other than analysis or reports provided by BACM Services.

___________________________________________________________________________

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed "Conflicts of Interest Disclosure and Certification Form" to BACM Compliance (Conflicts Officer).

___________________________________________________________________________________________

Send Completed Forms to:

BACM Services or in the case of Proxy Votes to be referred to the Investment Oversight Committee, submit this form and materials to the Chair of the Investment Oversight Committee

APPENDIX C—DESCRIPTION OF CERTAIN STATE CONDITIONS AND FACTORS

The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions, is drawn directly from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. The information has not been updated nor will it be updated during the year. The BofA Funds and its counsel have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the accuracy, completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.

Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state, U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state, U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.

California

Unless otherwise noted, the following information has been directly drawn from the official statement of the State of California, dated October 7, 2014 (the "California Official Statement"), relating to California's issuance of $2,369,640,000 aggregate principal amount of General Obligation Bonds (the "2014 California G.O. Bonds"). For purposes of this section, the State of California is referred to as the "State" or "California". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the California Official Statement.

State Financial Condition

During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011, which were addressed largely through various spending cuts and payment deferrals.

California voters approved Proposition 30 in 2012, providing increased revenues through the next several fiscal years. Prior to the termination of the temporary additional personal income tax rates under Proposition 30 on December 31, 2018, the California Administration's plan is to completely pay off the unprecedented level of budgetary borrowings, debts and deferrals that were accumulated in order to balance budgets largely over the past decade (the "wall of debt"). As of the 2014 Budget Act, the State's budget is projected to remain balanced within the projection period ending in fiscal year 2017-18.

Despite the recent significant budgetary improvements, there remain a number of major risks and pressures that threaten the State's financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by State entities, CalPERS and CalSTRS. In addition, the State's revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State.

Population, Economy and Employment

California is by far the most populous state in the nation, nearly 50 % larger than the second-ranked state according to the 2010 U.S. Census. The 2013 estimate of California's population is 38.2 million residents, which is 12% of the total United States population.

California's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The California economy is experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions. Industry employment is forecast to expand 2.5% in 2014 and 2015, respectively, and 2.4% growth is projected for 2016. Personal income is projected to grow 4.6% in 2014, 5.1% in 2015, and 5.4% in 2016.

In 2012, employment in California grew by 465,800, or by 38,800 jobs per month. (The employment statistics were revised back to 1990 using the new methodology, and the revised statistics are higher from 1990 to the present.) In February 2014, the private sector had surpassed the pre-recession peak in payroll employment, but the declines in the government sector meant that total nonfarm payroll jobs did not surpass the pre-recession peak until June 2014. Despite the drought, farm employment has been relatively steady, with farm jobs averaging 406,600 in the first half of 2014 compared with 407,400 jobs in 2013. The State unemployment rate reached a high of 12.4% in late 2010. The rate has improved since then, falling to 7.4% in June 2014. In comparison, the national unemployment rate was 6.1% in June 2014.

State Finances and the State Budget

The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax, and corporation tax (which collectively constitute over 90% of total General Fund revenues and transfers). The State expends money on a variety of programs and services. Significant elements of State expenditures include education (both kindergarten through twelfth grade ("K-12") and higher education), health and human services, and correctional programs.

The 2014 Budget Act and related legislation (the "2014-15 Budget") provide for a multi-year General Fund plan that is balanced. For the current fiscal year it appropriates $108.0 billion in expenditures, projects $109.4 billion in resources ($105.5 billion revenues and transfers and $3.9 billion fund balance carried over from fiscal year 2013-14), and projects a $449 million reserve at the end of fiscal year 2014-15, in addition to a projected $1.606 billion in the Budget Stabilization Account. The 2014-15 Budget projects that the State will end fiscal year 2013-14 with a reserve of $2.948 billion. The 2014-15 Budget is a continuation of a multi-year General Fund strategy that is structurally balanced, significantly pays down the "wall of debt", and projects the "wall of debt" will be fully eliminated by the end of fiscal year 2017-18. Additionally, for the first time since fiscal year 2007-08, the budget includes a transfer into the Budget Stabilization Account ("BSA" or "rainy day fund").

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. Since June 2008, the General Fund has typically ended each fiscal year with a net borrowing from these special funds. However, as of June 30, 2014, the General Fund had a cash surplus of $1.9 billion and did not owe any monies to these special funds and other State funds from internal borrowing for cash management purposes (compared to almost $2.435 billion owed at June 30, 2013 and $9.593 billion at June 30, 2012).

Local Government Considerations

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 9.9 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the state Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Redevelopment Agency Funds

The 2011 Budget Act included legislation (ABx1 27, Chapter 6, Statutes of 2011) seeking additional funds from redevelopment agencies ("RDAs") as an alternative to the elimination of such agencies pursuant to the terms of related legislation (ABx1 26, Chapter 5, Statutes of 2011). On December 29, 2011, in the case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld ABx1 26, which reaffirmed the State's ability to eliminate RDAs, but also ruled that ABx1 27, which required RDAs to remit payments to schools in order to avoid elimination, was unconstitutional. In accordance with the Court's order, RDAs were dissolved on February 1, 2012 pursuant to ABx1 26, and their functions have been taken over by successor agencies. Revenues that would have been directed to the RDAs are distributed to make "pass through" payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the RDAs' debts (also known as enforceable obligations) and for limited administrative costs. The remaining revenues are distributed as property taxes to cities, counties, school and community college districts and special districts under existing law.

Accurately estimating the property tax revenue available for the affected taxing entities after the payment of enforceable obligations was initially a challenge. This is because comprehensive information concerning the amount of property tax expended by the former RDAs for purposes that qualify as enforceable obligations was not available prior to the enactment of ABx1 26. Now that information from four payment cycles is available, the Department of Finance can provide better estimates of future Proposition 98 General Fund savings stemming from the RDA dissolution process.

For the 2014-15 Budget, Proposition 98 General Fund savings are anticipated to be $1.1 billion in fiscal year 2013-14. Projected Proposition 98 General Fund savings in fiscal year 2014-15 are $811 million, and $1.2 billion in fiscal year 2015-16. On an ongoing basis, Proposition 98 General Fund savings are anticipated to be at least $1 billion per year beginning in fiscal year 2016-17, with annual growth proportional to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

The decline in the projected amount of property tax received by schools in fiscal years 2013-14 and 2014-15 is primarily due to two factors. These are (1) the future unavailability of RDA cash reserves that were used instead of property tax to pay prior enforceable obligations, and (2) the ability of cities and counties that have received a Finding of Completion to create enforceable obligations for the repayment of loans provided to their RDAs prior to the dissolution. As the debts of the former RDAs are gradually retired, however, the amount of property tax received by K-14 schools and the other affected taxing entities should show modest annual growth notwithstanding these factors.

Local governments have disputed the implementation of AB 1484 and litigation is pending and expected to be filed in the future on this subject.

Bond Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch"), assign ratings to California long-term general obligation bonds. According to the California Official Statement, the 2014 California G.O. Bonds were rated Aa3 by Moody's, A by S&P and A by Fitch. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

Connecticut

Unless otherwise noted, the following information has been directly drawn from the Preliminary Official Statement of the State of Connecticut, dated November 10, 2014 (the "Connecticut Official Statement"), relating to Connecticut's issuance of $550,000,000* aggregate principal amount of General Obligation Bonds consisting of $240,000,000* General Obligation Bonds (2014 Series F), $60,000,000* General Obligation Bonds (Green Bonds, 2014 Series G) and $250,000,000* General Obligation Refunding Bonds (2014 Series H). For purposes of

* Preliminary, subject to change.

this section, the State of Connecticut is referred to as the "State" or "Connecticut". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the Connecticut Official Statement.

State Economy

The State's and the region's economic vitality are evidenced in the rate of growth of their respective Gross State Products. The State's Gross State Product is the current market value of all final goods and services produced by labor and property located within the State. In 2012, the State produced $229.3 billion worth of goods and services and $197.2 billion worth of goods and services in 2005 chained dollars.

Population, Employment and Personal Income

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. Connecticut is located on the northeast coast and is the southernmost of the New England States. It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Over one quarter of the total population of the United States and more than 50% of the Canadian population live within a 500 mile radius of the State. The State had a population count of 3,574,097 in April 2010, an increase of 168,532, or 4.9%, from the 3,405,565 figure of 2000. The State's population growth rate, which exceeded the United States' rate of population growth during the period from 1940 to 1970, and slowed substantially and trailed the national average markedly during the past four decades. The mid-2012 population in the State was estimated at 3,590,347, compared to increases of 0.3% and 0.7% for New England and the United States, respectively.

Connecticut has a high level of personal income. Historically, the State's average per capita income has been among the highest in the nation. The high per capita income is due to the State's concentration of relatively high paying manufacturing jobs along with a higher portion of residents working in the non-manufacturing sector in such areas as finance, insurance and real estate, as well as educational services. A concentration of major corporate headquarters located within the State also contributes to the high level of income. In calendar year 2012, per capita personal income in Connecticut equaled $59,687, the highest of any state in the nation. This high level of personal income is not concentrated in a single county, but is widely distributed throughout the State. County-level data from the United States Department of Commerce, Bureau of Economic Analysis for calendar year 2012 indicates that if they were states, five of the State's eight counties would each rank within the top ten of all states in the nation for state per capita personal income. Seven of the State's eight counties would rank within the top twenty. The eighth county, Windham, would rank 34th in the nation.

The Budgetary Process

In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

In 1996, the Connecticut Supreme Court ruled in Nielson v State that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the General Statutes, which contains the same budget cap as the constitutional amendment. In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

The State's fiscal year begins on July 1 and ends June 30. The General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document to the General Assembly in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

Budget for Fiscal Years 2013-14 and 2014-15

On June 3, 2013, the General Assembly passed Public Act No. 13-184, An Act Concerning Expenditures and Revenue for the Biennium Ending June 30, 2015. The Governor signed the bill into law on June 18, 2013. This act made General Fund appropriations of $17,188.8 million in fiscal year 2013-14 and $17,497.6 million in fiscal year 2014-15. The budget was projected to result in a surplus of $3.6 million in fiscal year 2013-14 and $2.2 million in fiscal year 2014-15. The adopted budget was estimated to be $9.4 million below the spending cap in fiscal year 2013-14 and $166.3 million below in fiscal year 2014-15.

During the 2014 legislative session, the General Assembly passed and the Governor signed Public Act No. 14-47 which makes mid-term budget revisions for fiscal year 2015 along with additional legislation to implement the budget and policy changes reflected in the budget. The revised fiscal year 2015 budget includes policy changes that are projected to result in approximately $55.2 million in additional revenues such as: a $75 million collections initiative by the Department of Revenue Services; a $31.4 million reduction due to the transfer from the General Fund to the Insurance Fund of revenue collected related to the State's immunization program; and a $27.1 million increase through the one-time transfer of various off-budget revenues to the General Fund primarily from Tobacco related settlement funds. The revised budget also includes a reduction in appropriations of approximately $40.1 million. The more significant changes include: a $28.4 million reduction to the Department of Social Services, primarily due to savings within the Medicaid account and a $66.2 million reduction in debt service requirements.

Based upon the most recent consensus revenue estimates issued on November 10, 2014 by the Office of Policy and Management and the Legislature's Office of Fiscal Analysis, tax revenues are approximately $59.1 million less than what was budgeted for by the General Assembly and could lead to a deficit in the General Fund for fiscal year 2015.

In the monthly report of the State Comptroller dated September 30, 2014 (the "Comptroller Letter"), as of the period ending September 30, 2014, the Comptroller reported, among other things, that the State's General Fund ended fiscal year 2013-14 with a surplus of $248,479,871. The Comptroller indicated in the Comptroller Letter that entire surplus would be deposited to the Budget Reserve Fund, which was expected to result in a fund balance of $519,169,363 and which would bring the reserves to approximately 3% of planned spending for fiscal year 2014-15.

State Debt and Spending Controls

The State's General Assembly is prohibited from increasing expenditures from year to year by a percentage exceeding the greater of the percentage increase in personal income or the percentage increase in inflation, with certain exceptions. The legislative and executive branch each have other tools to control spending, including the appropriations process, encumbrance requirements, agency expenditure plans, and authority to reduce allotments.

By statute, the State may not authorize general obligation debt in excess of a multiple of 1.6 of General Fund tax receipts, subject to statutory exceptions. The Treasurer certifies as to the debt limit in connection with each authorization of debt by the General Assembly and the State Bond Commission. In addition, under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill.

The Governor is required to propose mitigation plans should projections indicate a General Fund deficit greater than 1% of General Fund appropriations. The Governor is authorized to reduce allotments and may make further reductions with legislative backing.

Bond Ratings

Four major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Fitch Ratings ("Fitch") and Kroll Bond Rating Agency, Inc. ("Kroll"), typically assign ratings to Connecticut long-term general obligation bonds. According to the State's Official Statement dated August 6, 2014, the State has the following bond ratings: Aa3 by Moody's, AA by S&P, AA by Fitch and AA by Kroll. It is

not possible to determine whether, or the extent to which, Moody's, S&P, Fitch or Kroll will change such ratings in the future.

Massachusetts

Unless otherwise noted, the following information has been directly drawn from the official statement of the Commonwealth of Massachusetts, dated September 30, 2014, relating to Massachusetts' issuance of $1,200,000,000 aggregate principal amount of General Obligation Revenue Anticipation Notes (the "Massachusetts Notes"). For purposes of this section, the Commonwealth of Massachusetts is referred to as the "Commonwealth," the "State" or "Massachusetts". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the Massachusetts Official Statement.

State Economy

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. Such funds are generally referred to herein as budgeted operating funds, and revenues deposited in such funds are referred to as budgeted operating revenues. In fiscal year 2012-13, on a statutory basis, approximately 58.6% of the Commonwealth's budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 23.4% of such revenues, with the remaining 18.0% provided from departmental revenues and transfers from non-budgeted funds.

Population, Employment and Personal Income

Massachusetts is a relatively slow growing but densely populated state with a comparatively large percentage of its residents living in metropolitan areas. The population density of Massachusetts was estimate das of July 1, 2013 to be 858.1 persons per square mile, as compared to 89.5 for the United State as a whole. Among the 50 states, only Rhode Island and New Jersey have a greater population density. Massachusetts also ranked just behind the same two states in percentage of residents living in metropolitan areas. According to the current country-based definition, 98.5% of the State's population live in metropolitan areas. As of July 1, 2013, the State's population was estimated to be 6,693,000.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for fourteen out of seventeen months between January 2006 and May 2007, but only three of those differences exceeded 0.2%. In March 2007, the Massachusetts rate was 4.5%, the lowest it had been since October 2001. From October 2009 to June 2010, the rate peaked at 8.7%. The latest figure, the Massachusetts June 2014 seasonally adjusted rate, was 5.5%, 0.6% below the national rate of 6.1%.

Real per capital income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. In 2013, real per capital personal income reached $56,923, compared to $44,543 for the nation.

State Finances and the State Budget

Operating Budget Process. Generally, funds for the Commonwealth's programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor's budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

State Taxes. The major components of State taxes are the income tax, which accounted for approximately 56.5% of the preliminary total tax revenues in fiscal year 2013-14, the sales and use tax, which accounted for approximately 23.5%, of the preliminary total tax revenues in fiscal year 2013-14, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which accounted for approximately 10.7% of the preliminary total tax revenues in fiscal year 2013-14. Other tax and excise sources accounted for the remaining 9.2% of total fiscal year 2013-14 tax revenues.

Fiscal Year 2014 and 2015 Tax Revenues. On January 12, 2013, a fiscal year 2013-14 consensus tax revenue estimate of $22.334 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal year 2013-14 budget assumed tax revenues of $22.797 billion, reflecting the fiscal year 2013-14 consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget, most notably a one-year delay of the FAS 109 deductions (additional $45.9 million) and enhanced tax enforcement initiatives (additional $35 million), and Amazon agreement (additional $36.7 million), as well as approximately $370.0 million in tax revenues included in the transportation finance legislation enacted on July 24, 2013. The tax estimate also reflected an estimated revenue loss of $24.3 million for the subsequently enacted two-day sales tax holiday held on August 10-11, 2013 (the final estimate was determined to be approximately $24.6 million, which was certified by the Commissioner of Revenue on December 31, 2013).

The enacting legislation for the sales tax holiday required that proceeds of one-time settlements and judgments (which otherwise would have been transferred to the Commonwealth Stabilization Fund), be used to reimburse the General Fund for foregone tax revenue as a result of the holiday. Approximately $1.060 billion of the original $22.797 billion tax estimate for fiscal 2014 was assumed to be generated from taxes on capital gains. Approximately $37 million of that amount was expected to be deposited into the Stabilization Fund and would not be available for budgetary purposes pursuant to the certification released by the Department of Revenue on December 28, 2012, that established a fiscal year 2013-14 capital gains threshold of $1.023 billion. On October 15,2013, the Secretary of Administration and Finance, kept the revenue estimate of $22.797 billion unchanged. On January 14, 2014, based on updated projections presented at the consensus revenue hearing and year-to-date tax collections through December, the Secretary increased the estimate to $23.200 billion. The revised estimate represents a 1.8% increase to the original estimate and a 4.9% increase over fiscal 2013 collections. Preliminary tax revenues for fiscal year 2013-14 totaled approximately $23.369 billion, an increase of approximately $1.246 billion, or 5.6%, over fiscal year 2012-13.

Bond Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch"), assign ratings to Massachusetts long-term general obligation bonds. According to the Massachusetts Treasurer's website, as of October 24, 2014, Massachusetts' general obligation bonds were rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.

New York

Unless otherwise noted, the following information has been directly drawn from the official statement of the Dormitory Authority of the State of New York, dated October 23, 2014, relating to the issuance of 1,059,365,000 State Sales Tax Revenue Bonds (the "New York Bonds"). For purposes of this section, the State of New York is referred to as the "State" or "New York". Other capitalized terms, unless otherwise defined, have the meanings ascribed to them in the New York Official Statement.

State Economy

In New York's Updated Financial Plan, the State's Division of the Budget ("DOB") estimates that the State will end fiscal year 2014-15 with a sizeable General Fund cash-basis surplus due to a series of unbudgeted financial settlements reached with several banks and insurance companies in the first four months of fiscal year 2014-15. General Fund receipts, including transfers from other funds, are now expected to total $67.2 billion in fiscal year 2014-15, an increase of $4.2 billion from the Enacted Budget Financial Plan reflected in the State's Annual Information Statement ("AIS"). There is the potential for more settlement receipts in fiscal year 2014-15.

General Fund disbursements, including transfers to other funds, are expected to total $63.2 billion in fiscal year 2014-15, an increase of $29 million from the Enacted Budget Financial Plan reflected in the AIS. The upward revisions reflect an increase in the share of Medicaid funded by the General Fund instead of the Health Care Reform Act ("HCRA"), costs for enhanced efforts to control heroin trafficking and use, and a number of modest re-estimates. The Updated Financial Plan reflects the continuation of spending controls and cost containment measures. Funding for agency operations is generally expected to remain level across the financial plan period. For planning purposes, the Updated Financial Plan does not currently include any prepayments in fiscal year 2014-15 beyond the $350 million identified in the AIS, or any costs from potential federal disallowances.

On July 25, 2014, the Federal Centers for Medicare and Medicaid Services ("CMS") notified the State that it was disallowing $1.26 billion in payments made to the State's Office for People with Developmental Disabilities ("OPWDD") system in fiscal year 2010-11, and initiating a review of payments made in fiscal year 2011-12 and 2012-13 (in fiscal year 2013-14, the State switched to a different claiming system for OPWDD). The State plans to appeal the CMS audit disallowance, noting among other things that CMS approved the State's original claiming methodology. There can be no assurance that the State will be successful in its appeal.

DOB expects the State to end fiscal year 2014-15 with a General Fund closing balance of $6.2 billion, an increase of $4.2 billion from the Enacted Budget Financial Plan. Operating results through the first quarter of fiscal year 2014-15 were favorable in comparison to the estimate in the Enacted Budget Financial Plan reflected with the AIS, due to the combined impact of higher than planned receipts and lower than planned spending.

Matters Affecting the Financial Plan

The Updated Financial Plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Updated Financial Plan. In addition, the surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2%, and that all savings that result from the 2% limit are made available to the General Fund.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events, such as continued or worsening strife in the ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments that may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the Updated Financial Plan is subject to various other uncertainties and contingencies relating to wage and benefit increases for State employees that exceed the projected annual costs; changes in the size of the State's workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the Updated Financial Plan are subject to revisions, which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State's control, will be realized.

New York City and Other State Localities

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews and providing grants and loans as a condition of implementing recommended efficiency initiatives. For additional details on the Board, please visit www.frb.ny.gov. The foregoing reference to an internet website is made for reference and convenience only; the information contained within the website has not been reviewed by the Fund and is not incorporated in this Appendix C by reference.

Bond Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch"), assign ratings to New York's long-term general obligation bonds. According to the DOB website, as of October 24, 2014, New York's general obligation bonds were rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. Ratings assigned to individual Municipal Obligations vary.